UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10221

AB TRUST

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2022

Date of reporting period: May 31, 2022

ITEM 1.	REPORTS TO STOCKHOLDERS.

MAY    05.31.22

SEMI-ANNUAL REPORT

AB DISCOVERY VALUE FUND

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Discovery Value Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB DISCOVERY VALUE FUND | 1

SEMI-ANNUAL REPORT

July 11, 2022

This report provides management’s discussion of fund performance for the AB Discovery Value Fund for the semi-annual reporting period ended May 31, 2022.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF MAY 31, 2022 (unaudited)

	6 Months	12 Months

AB DISCOVERY VALUE FUND

Class A Shares	-5.26%	-7.25%

Class C Shares	-5.62%	-7.98%

Advisor Class Shares[1]	-5.15%	-7.01%

Class R Shares[1]	-5.50%	-7.67%

Class K Shares[1]	-5.32%	-7.38%

Class I Shares[1]	-5.20%	-7.07%

Class Z Shares[1]	-5.10%	-7.00%

Primary Benchmark: Russell 2500 Value Index	-1.55%	-3.81%

Russell 2500 Index	-10.72%	-11.62%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Russell 2500 Value Index, as well as the Russell 2500 Index, which represents small- and mid-cap stocks, for the six- and 12-month periods ended May 31, 2022.

During the six-month period, all share classes of the Fund underperformed the primary benchmark and outperformed the Russell 2500 Index, before sales charges. Overall sector selection drove underperformance, relative to the benchmark. An underweight to energy and an overweight to consumer discretionary detracted the most, while underweights to communication services and health care offset some losses. Security selection also detracted. Selection within the industrials and consumer-staples sectors detracted, while selection within health care and technology contributed.

During the 12-month period, all share classes of the Fund underperformed the primary benchmark and outperformed the Russell 2500 Index, before sales charges. Overall sector selection was negative. An overweight to consumer discretionary and an underweight to energy detracted most,

2 | AB DISCOVERY VALUE FUND	abfunds.com

while underweights to health care and communication services contributed. Overall security selection was positive, as gains within technology and consumer discretionary offset losses within consumer staples and industrials.

The Fund did not utilize derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks declined during the six-month period ended May 31, 2022. Equity markets began to experience increased volatility, as rapidly rising inflation triggered a hawkish shift among most major central banks away from the accommodative monetary policy that had underpinned an accelerating global economic recovery. Inflation worsened after Russia’s invasion of Ukraine caused energy and agricultural prices to surge and China’s pledge to enforce its zero-COVID policy raised new supply-chain concerns. The US Federal Reserve raised interest rates in March and signaled that it would move aggressively to harness inflation. The growing fear of recession led to sharp declines and periods of widespread volatility across global equity markets. Against a backdrop of rising rates, growth stocks came under pressure, triggering a rotation into value-oriented stocks. Within large-cap markets, value stocks rose in absolute terms and outperformed growth stocks, which declined, by a wide margin. Large-cap stocks outperformed small-cap stocks on a relative basis, but both declined in absolute terms.

The Fund’s Senior Investment Management Team (the “Team”) seeks to invest opportunistically in what it considers to be undervalued companies with solid fundamentals and attractive long-term earnings prospects. The Fund’s emphasis continues to be at the stock-specific level, as the Team looks for companies that offer compelling valuation, strong free cash flow and significant company-level catalysts.

INVESTMENT POLICIES

The Fund invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization US companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small- to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500 Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500 Value Index. Because the Fund’s definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets.

(continued on next page)

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The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may invest in securities issued by non-US companies.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 2500® Value Index and the Russell 2500™ Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Value Index represents the performance of small- to mid-cap value companies within the US. The Russell 2500 Index represents the performance of 2,500 small- to mid-cap companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models,

abfunds.com	AB DISCOVERY VALUE FUND | 5

DISCLOSURES AND RISKS (continued)

but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1%, 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-7.25%	-11.20%

5 Years	7.58%	6.65%

10 Years	11.04%	10.56%

CLASS C SHARES

1 Year	-7.98%	-8.81%

5 Years	6.77%	6.77%

10 Years[1]	10.23%	10.23%

ADVISOR CLASS SHARES[2]

1 Year	-7.01%	-7.01%

5 Years	7.85%	7.85%

10 Years	11.34%	11.34%

CLASS R SHARES[2]

1 Year	-7.67%	-7.67%

5 Years	7.12%	7.12%

10 Years	10.63%	10.63%

CLASS K SHARES[2]

1 Year	-7.38%	-7.38%

5 Years	7.47%	7.47%

10 Years	10.97%	10.97%

CLASS I SHARES[2]

1 Year	-7.07%	-7.07%

5 Years	7.83%	7.83%

10 Years	11.35%	11.35%

CLASS Z SHARES[2]

1 Year	-7.00%	-7.00%

5 Years	7.93%	7.93%

Since Inception[3]	8.48%	8.48%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.08%, 1.83%, 0.83%, 1.52%, 1.21%, 0.86% and 0.78% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 10/15/2013.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-17.94%

5 Years	3.91%

10 Years	9.01%

CLASS C SHARES

1 Year	-15.74%

5 Years	4.03%

10 Years[1]	8.69%

ADVISOR CLASS SHARES[2]

1 Year	-14.07%

5 Years	5.09%

10 Years	9.78%

CLASS R SHARES[2]

1 Year	-14.69%

5 Years	4.39%

10 Years	9.08%

CLASS K SHARES[2]

1 Year	-14.45%

5 Years	4.70%

10 Years	9.40%

CLASS I SHARES[2]

1 Year	-14.17%

5 Years	5.06%

10 Years	9.78%

CLASS Z SHARES[2]

1 Year	-14.09%

5 Years	5.14%

Since Inception[3]	7.01%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 10/15/2013.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2021	Ending Account Value May 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$947.40	$5.15	1.06%
Hypothetical**	$1,000	$1,019.65	$5.34	1.06%

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EXPENSE EXAMPLE (continued)

	Beginning Account Value December 1, 2021	Ending Account Value May 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class C
Actual	$1,000	$943.80	$8.82	1.82%
Hypothetical**	$1,000	$1,015.86	$9.15	1.82%
Advisor Class
Actual	$1,000	$948.50	$3.93	0.81%
Hypothetical**	$1,000	$1,020.89	$4.08	0.81%
Class R
Actual	$1,000	$945.00	$7.32	1.51%
Hypothetical**	$1,000	$1,017.40	$7.59	1.51%
Class K
Actual	$1,000	$946.80	$5.82	1.20%
Hypothetical**	$1,000	$1,018.95	$6.04	1.20%
Class I
Actual	$1,000	$948.00	$4.23	0.87%
Hypothetical**	$1,000	$1,020.59	$4.38	0.87%
Class Z
Actual	$1,000	$949.00	$3.79	0.78%
Hypothetical**	$1,000	$1,021.04	$3.93	0.78%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

May 31, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $3,026.9

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Coterra Energy, Inc.	$59,632,206	2.0%

HF Sinclair Corp.	49,321,343	1.6

IDACORP, Inc.	48,944,965	1.6

First Citizens BancShares, Inc./NC – Class A	46,970,225	1.6

Acadia Healthcare Co., Inc.	46,765,807	1.6

Change Healthcare, Inc.	45,794,126	1.5

Dycom Industries, Inc.	44,429,299	1.5

Camden Property Trust	44,116,575	1.5

Comerica, Inc.	43,964,253	1.4

Physicians Realty Trust	43,892,843	1.4

	$473,831,642	15.7%

1	All data are as of May 31, 2022. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO OF INVESTMENTS

May 31, 2022 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.7%
Industrials – 21.7%
Aerospace & Defense – 1.0%
Spirit AeroSystems Holdings, Inc. – Class A	938,160	$29,476,987

Airlines – 0.7%
SkyWest, Inc.(a)	843,380	22,737,525

Building Products – 1.0%
Masonite International Corp.(a)	337,587	31,000,614

Commercial Services & Supplies – 1.0%
MillerKnoll, Inc.(b)	996,110	30,082,522

Construction & Engineering – 5.1%
AECOM	603,500	42,154,475
Arcosa, Inc.	587,840	31,079,101
Dycom Industries, Inc.(a)	477,170	44,429,299
WillScot Mobile Mini Holdings Corp.(a)	1,035,170	36,986,624

		154,649,499

Electrical Equipment – 3.2%
Regal Rexnord Corp.	249,603	31,187,895
Sensata Technologies Holding PLC	686,500	32,972,595
Vertiv Holdings Co.	2,976,910	32,716,241

		96,876,731

Machinery – 1.9%
Oshkosh Corp.	328,830	30,551,595
Timken Co. (The)	463,550	28,308,999

		58,860,594

Marine – 1.3%
Kirby Corp.(a)(b)	588,980	39,773,819

Professional Services – 1.8%
Korn Ferry	486,700	29,912,582
Robert Half International, Inc.	261,725	23,594,509

		53,507,091

Road & Rail – 2.4%
Knight-Swift Transportation Holdings, Inc.(b)	787,113	38,285,176
XPO Logistics, Inc.(a)	624,070	33,350,301

		71,635,477

Trading Companies & Distributors – 2.3%
Applied Industrial Technologies, Inc.	134,420	13,900,372
GATX Corp.(b)	179,650	19,393,217
Herc Holdings, Inc.(b)	307,590	36,055,700

		69,349,289

		657,950,148

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Financials – 19.5%
Banks – 12.0%
Comerica, Inc.	528,353	$43,964,253
First BanCorp./Puerto Rico	2,902,160	43,329,249
First Citizens BancShares, Inc./NC – Class A	67,062	46,970,225
First Hawaiian, Inc.	1,460,080	37,392,649
Synovus Financial Corp.	864,323	36,863,376
Texas Capital Bancshares, Inc.(a)	617,466	34,905,353
Umpqua Holdings Corp.	451,776	7,973,846
Webster Financial Corp.	721,729	35,429,677
Wintrust Financial Corp.	440,940	38,533,746
Zions Bancorp NA	656,098	37,423,830

		362,786,204

Capital Markets – 2.1%
Moelis & Co.	741,358	34,784,517
Stifel Financial Corp.	429,220	27,543,048

		62,327,565

Insurance – 4.2%
American Financial Group, Inc./OH	265,086	37,456,652
Hanover Insurance Group, Inc. (The)	241,341	35,380,591
Kemper Corp.	518,780	27,407,147
Selective Insurance Group, Inc.	352,415	27,946,509

		128,190,899

Thrifts & Mortgage Finance – 1.2%
BankUnited, Inc.(b)	869,725	36,232,744

		589,537,412

Consumer Discretionary – 15.0%
Auto Components – 1.8%
Dana, Inc.(b)	1,207,011	19,988,102
Goodyear Tire & Rubber Co. (The)(a)	2,715,720	35,087,103

		55,075,205

Diversified Consumer Services – 1.0%
ADT, Inc.(b)	4,258,880	31,856,422

Hotels, Restaurants & Leisure – 3.7%
Dine Brands Global, Inc.(b)	453,570	33,332,859
Hilton Grand Vacations, Inc.(a)	600,210	27,459,608
Papa John’s International, Inc.(b)	333,479	29,349,487
Scientific Games Corp./DE – Class A(a)	398,130	21,021,264

		111,163,218

Household Durables – 3.1%
KB Home	869,350	29,983,881
PulteGroup, Inc.	945,970	42,814,602
Taylor Morrison Home Corp. – Class A(a)	759,410	22,000,108

		94,798,591

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Specialty Retail – 2.3%
Sally Beauty Holdings, Inc.(a)	2,032,320	$30,809,971
Williams-Sonoma, Inc.(b)	297,747	38,087,797

		68,897,768

Textiles, Apparel & Luxury Goods – 3.1%
Carter’s, Inc.(b)	419,130	32,293,966
Ralph Lauren Corp.	300,420	30,369,458
Tapestry, Inc.	871,640	30,071,580

		92,735,004

		454,526,208

Health Care – 8.2%
Health Care Equipment & Supplies – 2.5%
Envista Holdings Corp.(a)	822,050	35,381,032
Integra LifeSciences Holdings Corp.(a)	627,820	39,326,645

		74,707,677

Health Care Providers & Services – 2.8%
Acadia Healthcare Co., Inc.(a)(b)	657,100	46,765,807
MEDNAX, Inc.(a)(b)	2,019,420	39,015,194

		85,781,001

Health Care Technology – 1.5%
Change Healthcare, Inc.(a)	1,900,960	45,794,126

Life Sciences Tools & Services – 1.4%
Syneos Health, Inc.(a)	572,510	42,302,764

		248,585,568

Information Technology – 8.2%
Communications Equipment – 1.2%
Lumentum Holdings, Inc.(a)(b)	423,900	36,489,312

Electronic Equipment, Instruments & Components – 2.1%
Avnet, Inc.	758,259	36,737,649
Belden, Inc.	452,822	26,073,491

		62,811,140

IT Services – 0.6%
Genpact Ltd.	434,279	19,268,959

Semiconductors & Semiconductor Equipment – 2.1%
Kulicke & Soffa Industries, Inc.(b)	367,442	19,904,333
ON Semiconductor Corp.(a)	704,310	42,737,531

		62,641,864

Software – 2.2%
ACI Worldwide, Inc.(a)	1,150,120	30,639,197
CommVault Systems, Inc.(a)	579,435	35,351,329

		65,990,526

		247,201,801

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Real Estate – 7.5%
Equity Real Estate Investment Trusts (REITs) – 7.5%
American Campus Communities, Inc.	423,248	$27,511,120
Broadstone Net Lease, Inc.	1,401,500	29,641,725
Camden Property Trust	307,454	44,116,575
Cousins Properties, Inc.	918,740	31,742,467
CubeSmart	615,410	27,404,207
Physicians Realty Trust	2,366,191	43,892,843
STAG Industrial, Inc.	678,054	22,579,198

		226,888,135

Materials – 6.9%
Chemicals – 1.7%
Huntsman Corp.	816,790	29,608,638
Innospec, Inc.	227,980	23,260,799

		52,869,437

Containers & Packaging – 2.3%
Berry Global Group, Inc.(a)	744,750	43,441,268
Sealed Air Corp.(b)	408,839	25,421,609

		68,862,877

Metals & Mining – 2.9%
Allegheny Technologies, Inc.(a)(b)	1,258,500	34,608,750
Carpenter Technology Corp.	652,497	22,987,469
Reliance Steel & Aluminum Co.	150,287	29,215,793

		86,812,012

		208,544,326

Energy – 6.7%
Energy Equipment & Services – 2.5%
Cactus, Inc. – Class A(b)	755,590	39,608,028
Helmerich & Payne, Inc.(b)	712,850	35,891,997

		75,500,025

Oil, Gas & Consumable Fuels – 4.2%
Cameco Corp.(b)	747,020	18,279,579
Coterra Energy, Inc.(b)	1,737,029	59,632,206
HF Sinclair Corp.	1,004,508	49,321,343

		127,233,128

		202,733,153

Utilities – 2.7%
Electric Utilities – 1.6%
IDACORP, Inc.(b)	448,954	48,944,965

Gas Utilities – 1.1%
Southwest Gas Holdings, Inc.	357,231	33,268,923

		82,213,888

abfunds.com	AB DISCOVERY VALUE FUND | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Staples – 2.3%
Food Products – 2.3%
Hain Celestial Group, Inc. (The)(a)	1,242,320	$32,735,132
Nomad Foods Ltd.(a)	1,785,504	37,263,468

		69,998,600

Communication Services – 1.0%
Media – 1.0%
Criteo SA (Sponsored ADR)(a)	1,143,097	29,629,074

Total Common Stocks (cost $2,636,206,817)		3,017,808,313

SHORT-TERM INVESTMENTS – 0.3%
Investment Companies – 0.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.71%(c)(d)(e) (cost $9,470,407)	9,470,407	9,470,407

Total Investments Before Security Lending Collateral for Securities Loaned – 100.0% (cost $2,645,677,224)		3,027,278,720

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.1%
Investment Companies – 0.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio Class AB, 0.71%(c)(d)(e) (cost $2,381,206)	2,381,206	2,381,206

Total Investments – 100.1% (cost $2,648,058,430)		3,029,659,926
Other assets less liabilities – (0.1)%		(2,767,516)

Net Assets – 100.0%		$3,026,892,410

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

May 31, 2022 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,636,206,817)	$3,017,808,313	(a)
Affiliated issuers (cost $11,851,613—including investment of cash collateral for securities loaned of $2,381,206)	11,851,613
Receivable for investment securities sold	6,400,474
Unaffiliated dividends receivable	3,369,765
Receivable for shares of beneficial interest sold	2,044,598
Affiliated dividends receivable	7,928

Total assets	3,041,482,691

Liabilities
Payable for investment securities purchased	7,733,504
Payable for collateral received on securities loaned	2,381,206
Payable for shares of beneficial interest redeemed	2,210,605
Advisory fee payable	1,766,903
Distribution fee payable	86,575
Transfer Agent fee payable	54,415
Administrative fee payable	37,544
Trustees’ fees payable	14,859
Accrued expenses	304,670

Total liabilities	14,590,281

Net Assets	$3,026,892,410

Composition of Net Assets
Paid-in capital	$2,456,321,501
Distributable earnings	570,570,909

Net Assets	$3,026,892,410

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$292,229,794	12,930,437	$22.60	*

C	$11,112,964	582,660	$19.07

Advisor	$1,603,663,582	68,858,916	$23.29

R	$37,224,545	1,713,502	$21.72

K	$21,836,848	984,272	$22.19

I	$141,622,399	6,323,997	$22.39

Z	$919,202,278	41,116,145	$22.36

(a)	Includes securities on loan with a value of $167,773,811 (see Note E).

*	The maximum offering price per share for Class A shares was $23.60 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB DISCOVERY VALUE FUND | 17

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2022 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $35,538)	$23,098,524
Affiliated issuers	13,617
Securities lending income	117,117	$23,229,258

Expenses
Advisory fee (see Note B)	11,663,988
Distribution fee—Class A	394,884
Distribution fee—Class C	62,481
Distribution fee—Class R	100,093
Distribution fee—Class K	31,769
Transfer agency—Class A	96,644
Transfer agency—Class C	4,013
Transfer agency—Advisor Class	519,060
Transfer agency—Class R	52,049
Transfer agency—Class K	25,415
Transfer agency—Class I	86,087
Transfer agency—Class Z	114,778
Custody and accounting	89,073
Printing	88,771
Registration fees	69,635
Administrative	45,005
Trustees’ fees	29,363
Audit and tax	26,491
Legal	24,076
Miscellaneous	48,168

Total expenses	13,571,843
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(8,393)

Net expenses		13,563,450

Net investment income		9,665,808

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on investment transactions		207,916,831
Net change in unrealized appreciation/depreciation of investments		(383,785,341)

Net loss on investment transactions		(175,868,510)

Contributions from Affiliates (see Note B)		641

Net Decrease in Net Assets from Operations		$(166,202,061)

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2022 (unaudited)	Year Ended November 30, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$9,665,808	$33,602,957
Net realized gain on investment transactions	207,916,831	561,596,301
Net change in unrealized appreciation/depreciation of investments	(383,785,341)	343,024,109
Contributions from Affiliates (see Note B)	641	– 0	–

Net increase (decrease) in net assets from operations	(166,202,061)	938,223,367
Distributions to Shareholders
Class A	(29,905,009)	(1,454,912)
Class C	(1,288,816)	– 0	–
Advisor Class	(158,996,737)	(9,965,363)
Class R	(3,790,542)	(73,075)
Class K	(2,411,479)	(119,933)
Class I	(14,259,872)	(1,481,125)
Class Z	(92,482,454)	(8,199,612)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	222,706,594	(285,614,854)

Total increase (decrease)	(246,630,376)	631,314,493
Net Assets
Beginning of period	3,273,522,786	2,642,208,293

End of period	$3,026,892,410	$3,273,522,786

See notes to financial statements.

abfunds.com	AB DISCOVERY VALUE FUND | 19

NOTES TO FINANCIAL STATEMENTS

May 31, 2022 (unaudited)

NOTE A

Significant Accounting Policies

AB Trust (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust operates as a series company currently comprised of three funds. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Discovery Value Fund (the “Fund”), a diversified fund. The Fund offers Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Class B shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

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NOTES TO FINANCIAL STATEMENTS (continued)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable

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NOTES TO FINANCIAL STATEMENTS (continued)

input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2022:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$3,017,808,313		$	– 0	–	$	– 0	–	$3,017,808,313
Short-Term Investments	9,470,407			– 0	–		– 0	–	9,470,407
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	2,381,206			– 0	–		– 0	–	2,381,206

Total Investments in Securities	3,029,659,926			– 0	–		– 0	–	3,029,659,926
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$3,029,659,926		$	– 0	–	$	– 0	–	$3,029,659,926

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized

abfunds.com	AB DISCOVERY VALUE FUND | 23

NOTES TO FINANCIAL STATEMENTS (continued)

currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2022, the reimbursement for such services amounted to $45,005.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $411,474 for the six months ended May 31, 2022.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $6,331 from the sale of Class A shares and received $3,426 and $1,119 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended May 31, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in

abfunds.com	AB DISCOVERY VALUE FUND | 25

NOTES TO FINANCIAL STATEMENTS (continued)

an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended May 31, 2022, such waiver amounted to $8,328.

A summary of the Fund’s transactions in AB mutual funds for the six months ended May 31, 2022 is as follows:

Fund	Market Value 11/30/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 5/31/22 (000)	Dividend Income (000)
Government Money Market Portfolio	$23,530	$324,695	$338,754	$9,471	$14
Government Money Market Portfolio*	1,795	86,000	85,414	2,381	0	**

Total				$11,852	$14

*	Investments of cash collateral for securities lending transactions (see Note E).

**	Amount is less than $500.

During the six months ended May 31, 2022, the Adviser reimbursed the Fund $641 for trading losses incurred due to a trade entry error.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. Payments under the Agreement in respect of Class A shares are limited to an annual rate of ..25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $3,663,447, $2,751,018 and $893,740 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in

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NOTES TO FINANCIAL STATEMENTS (continued)

future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2022 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$730,716,310		$776,412,405
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$548,279,345
Gross unrealized depreciation	(166,677,849)

Net unrealized appreciation	$381,601,496

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended May 31, 2022.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also

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NOTES TO FINANCIAL STATEMENTS (continued)

conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio,

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NOTES TO FINANCIAL STATEMENTS (continued)

as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended May 31, 2022 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$167,773,811	$2,381,206	$171,625,879	$116,643	$474	$65

*	As of May 31, 2022.

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares			Amount
	Six Months Ended May 31, 2022 (unaudited)	Year Ended November 30, 2021		Six Months Ended May 31, 2022 (unaudited)	Year Ended November 30, 2021

Class A
Shares sold	815,738	2,135,147		$19,684,757	$53,838,281

Shares issued in reinvestment of dividends and distributions	1,085,927	66,393		27,083,009	1,344,465

Shares converted from Class C	42,437	338,615		1,046,025	8,708,148

Shares redeemed	(1,550,548)	(3,431,160)		(36,988,137)	(83,793,329)

Net increase (decrease)	393,554	(891,005)		$10,825,654	$(19,902,435)

Class C
Shares sold	75,495	260,804		$1,505,616	$5,691,267

Shares issued in reinvestment of dividends and distributions	57,670	– 0	–	1,217,999	– 0	–

Shares converted to Class A	(50,104)	(395,489)		(1,046,025)	(8,708,148)

Shares redeemed	(107,964)	(168,759)		(2,190,877)	(3,544,558)

Net decrease	(24,903)	(303,444)		$(513,287)	$(6,561,439)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended May 31, 2022 (unaudited)	Year Ended November 30, 2021	Six Months Ended May 31, 2022 (unaudited)	Year Ended November 30, 2021

Advisor Class
Shares sold	6,521,368	15,628,283	$162,398,161	$400,721,198

Shares issued in reinvestment of dividends and distributions	5,066,090	355,734	130,046,545	7,395,709

Shares redeemed	(7,328,741)	(13,204,620)	(179,855,742)	(334,684,471)

Net increase	4,258,717	2,779,397	$112,588,964	$73,432,436

Class R
Shares sold	222,820	325,104	$5,182,821	$7,804,821

Shares issued in reinvestment of dividends and distributions	157,808	3,735	3,790,542	73,075

Shares redeemed	(337,668)	(909,027)	(7,858,820)	(21,359,825)

Net increase (decrease)	42,960	(580,188)	$1,114,543	$(13,481,929)

Class K
Shares sold	249,507	446,171	$5,891,813	$10,841,577

Shares issued in reinvestment of dividends and distributions	98,428	6,021	2,411,472	119,933

Shares redeemed	(415,762)	(685,337)	(9,755,628)	(16,009,473)

Net decrease	(67,827)	(233,145)	$(1,452,343)	$(5,047,963)

Class I
Shares sold	793,142	2,226,693	$18,659,069	$54,740,747

Shares issued in reinvestment of dividends and distributions	575,377	73,666	14,206,069	1,477,748

Shares redeemed	(909,032)	(5,776,663)	(21,585,365)	(141,684,317)

Net increase (decrease)	459,487	(3,476,304)	$11,279,773	$(85,465,822)

Class Z
Shares sold	2,975,237	5,668,027	$69,334,538	$140,463,857

Shares issued in reinvestment of dividends and distributions	3,747,823	408,983	92,308,884	8,187,843

Shares redeemed	(3,129,858)	(15,512,697)	(72,780,132)	(377,239,402)

Net increase (decrease)	3,593,202	(9,435,687)	$88,863,290	$(228,587,702)

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a

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NOTES TO FINANCIAL STATEMENTS (continued)

subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2022.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2022 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2021 and November 30, 2020 were as follows:

	2021		2020
Distributions paid from:
Ordinary income	$21,294,020		$29,265,657
Net long-term capital gains	– 0	–	92,901,042

Total taxable distributions	$21,294,020		$122,166,699

As of November 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$233,895,807
Undistributed capital gains	69,552,510	(a)
Unrealized appreciation/(depreciation)	736,460,203	(b)

Total accumulated earnings/(deficit)	$1,039,908,520

(a)	During the fiscal year, the Fund utilized $259,400,931 of capital loss carry forwards to offset current year net realized gains.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2021, the Fund Fund did not have any capital loss carryforwards.

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on

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NOTES TO FINANCIAL STATEMENTS (continued)

Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2022 (unaudited)	Year Ended November 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 26.15	$ 19.27	$ 20.27	$ 22.06	$ 24.15	$ 22.12

Income From Investment Operations

Net investment income(a)(b)	.05	.20	.14	.12	.07	.04

Net realized and unrealized gain (loss) on investment transactions	(1.20)	6.79	(.34)	.21	(.69)	2.75

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.15)	6.99	(.20)	.33	(.62)	2.79

Less: Dividends and Distributions

Dividends from net investment income	(.22)	(.11)	(.16)	(.06)	(.04)	(.04)

Distributions from net realized gain on investment transactions	(2.18)	– 0	–	(.64)	(2.06)	(1.43)	(.72)

Total dividends and distributions	(2.40)	(.11)	(.80)	(2.12)	(1.47)	(.76)

Net asset value, end of period	$ 22.60	$ 26.15	$ 19.27	$ 20.27	$ 22.06	$ 24.15

Total Return

Total investment return based on net asset value(d)*	(5.26)%	36.43%	(1.09)%	2.58%	(2.57)%	12.94%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$292,230	$327,794	$258,777	$368,201	$422,764	$509,111

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(e)	1.06	%^	1.08%	1.15%	1.12%	1.10%	1.12%

Expenses, before waivers/ reimbursements(e)	1.06	%^	1.08%	1.15%	1.13%	1.10%	1.13%

Net investment income(b)	.39	%^	.82%	.87%	.64%	.30%	.17%

Portfolio turnover rate	23%	53%	52%	36%	42%	39%

See footnote summary on page 42.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Six Months Ended May 31, 2022 (unaudited)	Year Ended November 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 22.30	$ 16.47	$ 17.42	$ 19.34	$ 21.46	$ 19.85

Income From Investment Operations

Net investment income (loss)(a)(b)	(.04)	.01	.02	(.02)	(.09)	(.12)

Net realized and unrealized gain (loss) on investment transactions	(1.00)	5.82	(.32)	.16	(.60)	2.45

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.04)	5.83	(.30)	.14	(.69)	2.33

Less: Dividends and Distributions

Dividends from net investment income	(.01)	– 0	–	(.01)	– 0	–	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(2.18)	– 0	–	(.64)	(2.06)	(1.43)	(.72)

Total dividends and distributions	(2.19)	– 0	–	(.65)	(2.06)	(1.43)	(.72)

Net asset value, end of period	$ 19.07	$ 22.30	$ 16.47	$ 17.42	$ 19.34	$ 21.46

Total Return

Total investment return based on net asset value(d)*	(5.62)%	35.40%	(1.85)%	1.84%	(3.31)%	12.11%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$11,113	$13,548	$15,006	$36,124	$59,761	$81,567

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.82	%^	1.83%	1.90%	1.88%	1.85%	1.87%

Expenses, before waivers/reimbursements(e)	1.82	%^	1.83%	1.90%	1.88%	1.85%	1.87%

Net investment income (loss)(b)	(.36	)%^	.03%	.12%	(.10)%	(.44)%	(.60)%

Portfolio turnover rate	23%	53%	52%	36%	42%	39%

See footnote summary on page 42.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Six Months Ended May 31, 2022 (unaudited)	Year Ended November 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 26.90	$ 19.83	$ 20.83	$ 22.62	$ 24.72	$ 22.62

Income From Investment Operations

Net investment income(a)(b)	.08	.27	.19	.18	.13	.10

Net realized and unrealized gain (loss) on investment transactions	(1.23)	6.96	(.34)	.21	(.71)	2.81

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.15)	7.23	(.15)	.39	(.58)	2.91

Less: Dividends and Distributions

Dividends from net investment income	(.28)	(.16)	(.21)	(.12)	(.09)	(.09)

Distributions from net realized gain on investment transactions	(2.18)	– 0	–	(.64)	(2.06)	(1.43)	(.72)

Total dividends and distributions	(2.46)	(.16)	(.85)	(2.18)	(1.52)	(.81)

Net asset value, end of period	$ 23.29	$ 26.90	$ 19.83	$ 20.83	$ 22.62	$ 24.72

Total Return

Total investment return based on net asset value(d)*	(5.15)%	36.76%	(.82)%	2.83%	(2.34)%	13.25%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,603,663	$1,738,004	$1,225,735	$1,310,091	$1,349,282	$1,413,304

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.81	%^	.83%	.90%	.87%	.85%	.87%

Expenses, before waivers/reimbursements(e)	.82	%^	.83%	.90%	.88%	.85%	.88%

Net investment income(b)	.64	%^	1.07%	1.10%	.89%	.56%	.42%

Portfolio turnover rate	23%	53%	52%	36%	42%	39%

See footnote summary on page 42.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Six Months Ended May 31, 2022 (unaudited)	Year Ended November 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 25.16	$ 18.55	$ 19.54	$ 21.36	$ 23.48	$ 21.57

Income From Investment Operations

Net investment income (loss)(a)(b)	(.01)	.09	.07	.05	(.02)	(.05)

Net realized and unrealized gain (loss) on investment transactions	(1.16)	6.55	(.34)	.19	(.67)	2.68

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.17)	6.64	(.27)	.24	(.69)	2.63

Less: Dividends and Distributions

Dividends from net investment income	(.09)	(.03)	(.08)	– 0	–	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(2.18)	– 0	–	(.64)	(2.06)	(1.43)	(.72)

Total dividends and distributions	(2.27)	(.03)	(.72)	(2.06)	(1.43)	(.72)

Net asset value, end of period	$ 21.72	$ 25.16	$ 18.55	$ 19.54	$ 21.36	$ 23.48

Total Return

Total investment return based on net asset value(d)*	(5.50)%	35.79%	(1.43)%	2.16%	(3.01)%	12.55%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$37,225	$42,024	$41,762	$60,911	$74,104	$94,612

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.51	%^	1.51%	1.54%	1.52%	1.51%	1.52%

Expenses, before waivers/reimbursements(e)	1.51	%^	1.52%	1.55%	1.53%	1.52%	1.53%

Net investment income (loss)(b)	(.06	)%^	.37%	.46%	.24%	(.11)%	(.23)%

Portfolio turnover rate	23%	53%	52%	36%	42%	39%

See footnote summary on page 42.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Six Months Ended May 31, 2022 (unaudited)	Year Ended November 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 25.69	$ 18.94	$ 19.94	$ 21.74	$ 23.80	$ 21.82

Income From Investment Operations

Net investment income(a)(b)	.03	.17	.13	.10	.05	.01

Net realized and unrealized gain (loss) on investment transactions	(1.18)	6.67	(.35)	.21	(.68)	2.72

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.15)	6.84	(.22)	.31	(.63)	2.73

Less: Dividends and Distributions

Dividends from net investment income	(.17)	(.09)	(.14)	(.05)	– 0	–	(.03)

Distributions from net realized gain on investment transactions	(2.18)	– 0	–	(.64)	(2.06)	(1.43)	(.72)

Total dividends and distributions	(2.35)	(.09)	(.78)	(2.11)	(1.43)	(.75)

Net asset value, end of period	$ 22.19	$ 25.69	$ 18.94	$ 19.94	$ 21.74	$ 23.80

Total Return

Total investment return based on net asset value(d)*	(5.32)%	36.21%	(1.13)%	2.48%	(2.69)%	12.88%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$21,837	$27,024	$24,349	$31,724	$37,062	$43,126

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.20	%^	1.21%	1.23%	1.21%	1.20%	1.21%

Expenses, before waivers/reimbursements(e)	1.20	%^	1.21%	1.24%	1.22%	1.21%	1.22%

Net investment income(b)	.25	%^	.68%	.77%	.55%	.20%	.07%

Portfolio turnover rate	23%	53%	52%	36%	42%	39%

See footnote summary on page 42.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Six Months Ended May 31, 2022 (unaudited)	Year Ended November 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 25.96	$ 19.14	$ 20.13	$ 21.94	$ 24.03	$ 22.01

Income From Investment Operations

Net investment income(a)(b)	.07	.25	.18	.17	.12	.10

Net realized and unrealized gain (loss) on investment transactions	(1.19)	6.73	(.32)	.20	(.68)	2.73

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.12)	6.98	(.14)	.37	(.56)	2.83

Less: Dividends and Distributions

Dividends from net investment income	(.27)	(.16)	(.21)	(.12)	(.10)	(.09)

Distributions from net realized gain on investment transactions	(2.18)	– 0	–	(.64)	(2.06)	(1.43)	(.72)

Total dividends and distributions	(2.45)	(.16)	(.85)	(2.18)	(1.53)	(.81)

Net asset value, end of period	$ 22.39	$ 25.96	$ 19.14	$ 20.13	$ 21.94	$ 24.03

Total Return

Total investment return based on net asset value(d)*	(5.20)%	36.71%	(.79)%	2.81%	(2.35)%	13.27%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$141,622	$152,215	$178,761	$231,569	$222,060	$265,834

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.87	%^	.86%	.90%	.88%	.86%	.85%

Expenses, before waivers/reimbursements(e)	.87	%^	.86%	.90%	.88%	.86%	.86%

Net investment income(b)	.58	%^	1.03%	1.11%	.89%	.54%	.44%

Portfolio turnover rate	23%	53%	52%	36%	42%	39%

See footnote summary on page 42.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class Z
Six Months Ended May 31, 2022 (unaudited)	Year Ended November 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 25.93	$ 19.12	$ 20.11	$ 21.93	$ 24.01	$ 21.99

Income From Investment Operations

Net investment income(a)(b)	.08	.27	.20	.19	.14	.12

Net realized and unrealized gain (loss) on investment transactions	(1.18)	6.72	(.33)	.19	(.68)	2.72

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.10)	6.99	(.13)	.38	(.54)	2.84

Less: Dividends and Distributions

Dividends from net investment income	(.29)	(.18)	(.22)	(.14)	(.11)	(.10)

Distributions from net realized gain on investment transactions	(2.18)	– 0	–	(.64)	(2.06)	(1.43)	(.72)

Total dividends and distributions	(2.47)	(.18)	(.86)	(2.20)	(1.54)	(.82)

Net asset value, end of period	$ 22.36	$ 25.93	$ 19.12	$ 20.11	$ 21.93	$ 24.01

Total Return

Total investment return based on net asset value(d)*	(5.10)%	36.76%	(.71)%	2.89%	(2.25)%	13.36%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$919,202	$972,914	$897,818	$939,099	$781,102	$554,655

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.78	%^	.78%	.81%	.79%	.77%	.78%

Expenses, before waivers/reimbursements(e)	.78	%^	.78%	.81%	.79%	.78%	.79%

Net investment income(b)	.67	%^	1.11%	1.19%	.97%	.62%	.53%

Portfolio turnover rate.	23%	53%	52%	36%	42%	39%

See footnote summary on page 42.

abfunds.com	AB DISCOVERY VALUE FUND | 41

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended November 30, 2018 and November 30, 2017, such waiver amounted to .01% and .01%, respectively.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2019, November 30, 2018 and November 30, 2017 by .05%, .04% and .09%, respectively.

^	Annualized.

See notes to financial statements.

42 | AB DISCOVERY VALUE FUND	abfunds.com

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

James W. MacGregor(2), Vice President Erik A. Turenchalk(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
501 Commerce Street
Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 1001

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Small/Mid Cap Value Senior Investment Management Team. Messrs. MacGregor and Turenchalk are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB DISCOVERY VALUE FUND | 43

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended,

44 | AB DISCOVERY VALUE FUND	abfunds.com

and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the Program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB DISCOVERY VALUE FUND | 45

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Trust (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Discovery Value Fund (the “Fund”) at a meeting held in-person on May 3-5, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

46 | AB DISCOVERY VALUE FUND	abfunds.com

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

abfunds.com	AB DISCOVERY VALUE FUND | 47

expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and discussed with the Adviser the reasons it was above the median. The directors also took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

48 | AB DISCOVERY VALUE FUND	abfunds.com

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

abfunds.com	AB DISCOVERY VALUE FUND | 49

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the Fund’s net assets were higher than a breakpoint level. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoint and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing any economies of scale.

50 | AB DISCOVERY VALUE FUND	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

abfunds.com	AB DISCOVERY VALUE FUND | 51

NOTES

52 | AB DISCOVERY VALUE FUND	abfunds.com

AB DISCOVERY VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

DV-0152-0522

MAY    05.31.22

SEMI-ANNUAL REPORT

AB INTERNATIONAL VALUE FUND

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB International Value Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB INTERNATIONAL VALUE FUND | 1

SEMI-ANNUAL REPORT

July 11, 2022

This report provides management’s discussion of fund performance for the AB International Value Fund for the semi-annual reporting period ended May 31, 2022.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF MAY 31, 2022 (unaudited)

	6 Months	12 Months

AB INTERNATIONAL VALUE FUND

Class A Shares	-4.64%	-11.73%

Class C Shares	-4.98%	-12.41%

Advisor Class Shares[1]	-4.49%	-11.49%

Class R Shares[1]	-4.73%	-11.94%

Class K Shares[1]	-4.58%	-11.71%

Class I Shares[1]	-4.46%	-11.48%

MSCI EAFE Index (net)	-6.80%	-10.38%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International Europe, Australasia and the Far East (“MSCI EAFE”) Index (net), for the six- and 12-month periods ended May 31, 2022.

During the six-month period, all share classes of the Fund outperformed the benchmark, before sales charges. Security selection drove the outperformance, relative to the benchmark, mainly due to selection within consumer staples and technology, while selection within the financials and utilities sectors detracted. Sector selection detracted. Gains from underweights to technology and industrials were offset by an overweight to consumer discretionary and an underweight to health care. Overall country selection (a result of bottom-up security analysis combined with fundamental research) contributed, led by an underweight to Germany, while an underweight to Australia detracted.

During the 12-month period, all share classes of the Fund underperformed the benchmark, before sales charges. Sector selection drove the underperformance, mainly due to an overweight to consumer discretionary and an underweight to health care; an overweight to energy and an underweight

2 | AB INTERNATIONAL VALUE FUND	abfunds.com

to industrials offset some of these losses. Security selection was also negative. Selection within consumer discretionary and real estate detracted most, while selection within consumer staples and financials contributed. Overall country selection contributed for the period. An underweight to Germany helped offset losses from an overweight to South Korea.

The Fund utilized derivatives in the form of currency forwards for hedging purposes, which added to absolute returns for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks declined during the six-month period ended May 31, 2022. Equity markets began to experience increased volatility, as rapidly rising inflation triggered a hawkish shift among most major central banks away from the accommodative monetary policy that had underpinned an accelerating global economic recovery. Inflation worsened after Russia’s invasion of Ukraine caused energy and agricultural prices to surge and China’s pledge to enforce its zero-COVID policy raised new supply-chain concerns. The US Federal Reserve raised interest rates in March and signaled that it would move aggressively to harness inflation. The growing fear of recession led to sharp declines and periods of widespread volatility across global equity markets. Against a backdrop of rising rates, growth stocks came under pressure, triggering a rotation into value-oriented stocks. Within large-cap markets, value stocks rose in absolute terms and outperformed growth stocks, which declined, by a wide margin. Large-cap stocks outperformed small-cap stocks on a relative basis, but both declined in absolute terms.

The Fund’s Senior Investment Management Team (the “Team”) continues to identify opportunities against a changing market backdrop. The Team has flexibility to adjust the Fund’s positions in real time when warranted, and to maintain conviction through short-term volatility. As markets face new uncertainties, the Team believes that this disciplined approach is the best way to capture the long-term potential for equities.

INVESTMENT POLICIES

The Fund invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging-market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging-market countries worldwide. Under normal market conditions, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-US companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries.

(continued on next page)

abfunds.com	AB INTERNATIONAL VALUE FUND | 3

The Fund invests in companies that are determined by the Adviser to be undervalued, using a fundamental value approach. In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments. The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental securities,” and enter into forward commitments.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EAFE Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns reflect the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the

abfunds.com	AB INTERNATIONAL VALUE FUND | 5

DISCLOSURES AND RISKS (continued)

effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6 | AB INTERNATIONAL VALUE FUND	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-11.73%	-15.49%

5 Years	-0.13%	-1.00%

10 Years	4.82%	4.37%

CLASS C SHARES

1 Year	-12.41%	-13.27%

5 Years	-0.89%	-0.89%

10 Years[1]	4.06%	4.06%

ADVISOR CLASS SHARES[2]

1 Year	-11.49%	-11.49%

5 Years	0.11%	0.11%

10 Years	5.11%	5.11%

CLASS R SHARES[2]

1 Year	-11.94%	-11.94%

5 Years	-0.39%	-0.39%

10 Years	4.58%	4.58%

CLASS K SHARES[2]

1 Year	-11.71%	-11.71%

5 Years	-0.12%	-0.12%

10 Years	4.88%	4.88%

CLASS I SHARES[2]

1 Year	-11.48%	-11.48%

5 Years	0.21%	0.21%

10 Years	5.28%	5.28%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.61%, 2.38%, 1.36%, 1.86%, 1.55% and 1.12% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements reduced the Fund’s total annual operating expense ratios to 1.25%, 2.00%, 1.00%, 1.50%, 1.25% and 1.00% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements may not be terminated prior to February 28, 2023, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB INTERNATIONAL VALUE FUND | 7

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-21.02%

5 Years	-2.99%

10 Years	2.67%

CLASS C SHARES

1 Year	-18.90%

5 Years	-2.88%

10 Years[1]	2.35%

ADVISOR CLASS SHARES[2]

1 Year	-17.27%

5 Years	-1.90%

10 Years	3.39%

CLASS R SHARES[2]

1 Year	-17.68%

5 Years	-2.40%

10 Years	2.86%

CLASS K SHARES[2]

1 Year	-17.44%

5 Years	-2.12%

10 Years	3.18%

CLASS I SHARES[2]

1 Year	-17.24%

5 Years	-1.80%

10 Years	3.56%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

8 | AB INTERNATIONAL VALUE FUND	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB INTERNATIONAL VALUE FUND | 9

EXPENSE EXAMPLE (continued)

	Beginning Account Value December 1, 2021	Ending Account Value May 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$953.60	$6.09	1.25%
Hypothetical**	$1,000	$1,018.70	$6.29	1.25%
Class C
Actual	$1,000	$950.20	$9.72	2.00%
Hypothetical**	$1,000	$1,014.96	$10.05	2.00%
Advisor Class
Actual	$1,000	$955.10	$4.87	1.00%
Hypothetical**	$1,000	$1,019.95	$5.04	1.00%
Class R
Actual	$1,000	$952.70	$7.30	1.50%
Hypothetical**	$1,000	$1,017.45	$7.54	1.50%
Class K
Actual	$1,000	$954.20	$6.09	1.25%
Hypothetical**	$1,000	$1,018.70	$6.29	1.25%
Class I
Actual	$1,000	$955.40	$4.88	1.00%
Hypothetical**	$1,000	$1,019.95	$5.04	1.00%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

10 | AB INTERNATIONAL VALUE FUND	abfunds.com

PORTFOLIO SUMMARY

May 31, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $113.0

1

All data are as of May 31, 2022. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.8% or less in the following: Australia, Austria, Belgium, Canada, Denmark, Finland, Israel, Luxembourg, Macau, Norway and South Africa.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB INTERNATIONAL VALUE FUND | 11

PORTFOLIO SUMMARY (continued)

May 31, 2022 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets

Roche Holding AG	$4,515,480	4.0%

Nestle SA	3,481,148	3.1

Shell PLC	2,948,309	2.6

Repsol SA	2,807,534	2.5

British American Tobacco PLC	2,604,408	2.3

Stellantis NV	2,576,677	2.3

Melrose Industries PLC	2,509,670	2.2

Airbus SE	2,396,654	2.1

EDP – Energias de Portugal SA	2,391,663	2.1

Sanofi	2,273,917	2.0

	$28,505,460	25.2%

1	Long-term investments.

12 | AB INTERNATIONAL VALUE FUND	abfunds.com

PORTFOLIO OF INVESTMENTS

May 31, 2022 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.3%
Consumer Discretionary – 19.1%
Auto Components – 2.4%
Faurecia SE	46,495	$1,293,515
Pirelli & C SpA(a)(b)	292,000	1,444,236

		2,737,751

Automobiles – 3.4%
Stellantis NV	171,717	2,576,677
Suzuki Motor Corp.	41,600	1,231,965

		3,808,642

Diversified Consumer Services – 1.3%
Benesse Holdings, Inc.	88,100	1,409,666

Hotels, Restaurants & Leisure – 2.7%
Entain PLC(c)	105,070	1,940,026
Galaxy Entertainment Group Ltd.(a)	200,000	1,065,390

		3,005,416

Household Durables – 2.8%
Persimmon PLC	46,500	1,275,549
Sony Group Corp.	20,600	1,932,062

		3,207,611

Leisure Products – 1.0%
Bandai Namco Holdings, Inc.	15,800	1,173,579

Specialty Retail – 1.3%
Kingfisher PLC	453,630	1,506,510

Textiles, Apparel & Luxury Goods – 4.2%
Burberry Group PLC	82,320	1,776,043
HUGO BOSS AG	33,320	1,793,034
Pandora A/S	14,090	1,138,271

		4,707,348

		21,556,523

Financials – 16.9%
Banks – 13.9%
ABN AMRO Bank NV (GDR)(a)	114,710	1,339,392
Banco Bilbao Vizcaya Argentaria SA	311,170	1,702,806
Bank Leumi Le-Israel BM	143,210	1,425,886
Bank of Ireland Group PLC	265,996	1,797,088
BNP Paribas SA	29,440	1,685,015
Erste Group Bank AG	66,550	2,077,821
KBC Group NV	30,110	1,882,140
Mediobanca Banca di Credito Finanziario SpA(a)	161,270	1,654,473
NatWest Group PLC	281,587	810,904
Nordea Bank Abp	136,295	1,387,332

		15,762,857

abfunds.com	AB INTERNATIONAL VALUE FUND | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Diversified Financial Services – 1.2%
ORIX Corp.	68,800	$1,307,986

Insurance – 1.8%
Suncorp Group Ltd.	246,170	2,004,784

		19,075,627

Consumer Staples – 12.3%
Beverages – 0.8%
Carlsberg AS – Class B	7,160	911,372

Food & Staples Retailing – 0.9%
Koninklijke Ahold Delhaize NV	38,390	1,058,617

Food Products – 6.5%
Morinaga & Co., Ltd./Japan	25,900	788,677
Nestle SA	28,460	3,481,148
Nomad Foods Ltd.(c)	50,170	1,047,048
Salmar ASA	27,310	2,024,210

		7,341,083

Tobacco – 4.1%
British American Tobacco PLC	59,050	2,604,408
Swedish Match AB	191,490	1,979,163

		4,583,571

		13,894,643

Industrials – 12.1%
Aerospace & Defense – 3.4%
Airbus SE	20,450	2,396,654
Saab AB – Class B	32,270	1,372,920

		3,769,574

Electrical Equipment – 2.5%
Fuji Electric Co., Ltd.	34,700	1,627,311
Prysmian SpA	36,800	1,188,600

		2,815,911

Industrial Conglomerates – 2.2%
Melrose Industries PLC	1,470,688	2,509,670

Machinery – 2.4%
Alstom SA	40,793	1,117,234
Amada Co., Ltd.	203,200	1,628,042

		2,745,276

Professional Services – 0.8%
UT Group Co., Ltd.	49,700	935,855

Road & Rail – 0.8%
Sankyu, Inc.	30,000	897,915

		13,674,201

14 | AB INTERNATIONAL VALUE FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Materials – 8.3%
Chemicals – 2.7%
Tosoh Corp.	143,000	$2,077,945
Zeon Corp.	93,800	993,053

		3,070,998

Construction Materials – 1.5%
CRH PLC	39,610	1,634,819

Metals & Mining – 4.1%
Anglo American PLC(a)	37,380	1,841,472
ArcelorMittal SA	50,230	1,608,220
Endeavour Mining PLC	52,136	1,176,495

		4,626,187

		9,332,004

Health Care – 8.0%
Health Care Equipment & Supplies – 1.0%
ConvaTec Group PLC(b)	423,463	1,152,669

Pharmaceuticals – 7.0%
Nippon Shinyaku Co., Ltd.(a)	17,000	1,049,356
Roche Holding AG	13,250	4,515,480
Sanofi	21,250	2,273,917

		7,838,753

		8,991,422

Energy – 6.1%
Energy Equipment & Services – 2.6%
Shell PLC	99,700	2,948,309

Oil, Gas & Consumable Fuels – 3.5%
Cameco Corp.	47,150	1,155,219
Repsol SA	174,964	2,807,534

		3,962,753

		6,911,062

Communication Services – 5.4%
Diversified Telecommunication Services – 1.7%
Deutsche Telekom AG	95,340	1,961,677

Entertainment – 2.2%
GungHo Online Entertainment, Inc.	56,100	1,056,713
Konami Holdings Corp.	21,700	1,468,424

		2,525,137

Interactive Media & Services – 0.6%
Dip Corp.	22,700	660,762

Media – 0.9%
Criteo SA (Sponsored ADR)(c)	36,870	955,670

		6,103,246

abfunds.com	AB INTERNATIONAL VALUE FUND | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Information Technology – 4.5%
Electronic Equipment, Instruments & Components – 1.1%
Horiba Ltd.	23,400	$1,206,721

Semiconductors & Semiconductor Equipment – 2.2%
NXP Semiconductors NV	6,120	1,161,331
SK Hynix, Inc.	14,890	1,290,564

		2,451,895

Technology Hardware, Storage & Peripherals – 1.2%
Samsung Electronics Co., Ltd.	25,810	1,403,495

		5,062,111

Utilities – 3.4%
Electric Utilities – 3.4%
EDP – Energias de Portugal SA	477,324	2,391,663
Enel SpA	227,590	1,478,681

		3,870,344

Real Estate – 2.2%
Real Estate Management & Development – 2.2%
Aroundtown SA	233,690	1,097,880
Daito Trust Construction Co., Ltd.(a)	16,400	1,448,517

		2,546,397

Total Common Stocks (cost $109,546,150)		111,017,580

SHORT-TERM INVESTMENTS – 2.5%
Investment Companies – 2.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.71%(d)(e)(f) (cost $2,849,138)	2,849,138	2,849,138

Total Investments Before Security Lending Collateral for Securities Loaned – 100.8% (cost $112,395,288)		113,866,718

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 2.9%
Investment Companies – 2.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.71%(d)(e)(f) (cost $3,322,760)	3,322,760	3,322,760

Total Investments – 103.7% (cost $115,718,048)		117,189,478
Other assets less liabilities – (3.7)%		(4,226,104)

Net Assets – 100.0%		$112,963,374

16 | AB INTERNATIONAL VALUE FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	GBP	626	USD	787	06/09/2022	$(1,070)
Bank of America, NA	USD	615	JPY	80,177	07/15/2022	9,173
Bank of America, NA	USD	1,346	JPY	172,629	07/15/2022	(2,574)
Bank of America, NA	HKD	4,229	USD	540	07/22/2022	171
Barclays Bank PLC	BRL	3,729	USD	789	06/02/2022	3,924
Barclays Bank PLC	USD	742	BRL	3,729	06/02/2022	42,844
Barclays Bank PLC	USD	539	SEK	5,292	06/17/2022	2,964
BNP Paribas SA	USD	1,392	SGD	1,904	07/08/2022	(2,304)
BNP Paribas SA	USD	699	MXN	14,142	07/20/2022	13,006
Citibank, NA	EUR	615	USD	651	07/28/2022	(10,711)
Credit Suisse International	USD	773	NOK	7,271	06/17/2022	3,236
Deutsche Bank AG	CAD	714	USD	557	07/21/2022	(6,871)
Deutsche Bank AG	EUR	7,220	USD	7,631	07/28/2022	(143,260)
Goldman Sachs Bank USA	USD	431	EUR	400	07/28/2022	102
HSBC Bank USA	KRW	3,242,702	USD	2,602	07/27/2022	(8,111)
JPMorgan Chase Bank, NA	NOK	9,816	USD	1,123	06/17/2022	75,543
Morgan Stanley Capital Services, Inc.	BRL	3,729	USD	767	06/02/2022	(17,505)
Morgan Stanley Capital Services, Inc.	USD	789	BRL	3,729	06/02/2022	(3,924)
Morgan Stanley Capital Services, Inc.	GBP	553	USD	699	06/09/2022	1,839
Morgan Stanley Capital Services, Inc.	USD	1,701	GBP	1,317	06/09/2022	(41,573)
Morgan Stanley Capital Services, Inc.	SEK	6,084	USD	607	06/17/2022	(16,378)
Morgan Stanley Capital Services, Inc.	ZAR	10,238	USD	649	06/23/2022	(3,846)
Morgan Stanley Capital Services, Inc.	USD	760	BRL	3,729	07/05/2022	17,456
Morgan Stanley Capital Services, Inc.	USD	3,206	CHF	2,981	07/13/2022	(91,137)
Morgan Stanley Capital Services, Inc.	USD	7,029	AUD	9,807	07/21/2022	14,004
Morgan Stanley Capital Services, Inc.	USD	512	CNH	3,500	07/21/2022	11,570
Natwest Markets PLC	ILS	2,345	USD	704	07/25/2022	(4,467)
Standard Chartered Bank	USD	679	ZAR	10,238	06/23/2022	(26,164)
State Street Bank & Trust Co.	GBP	125	USD	158	06/09/2022	73
State Street Bank & Trust Co.	GBP	1,001	USD	1,234	06/09/2022	(27,123)
State Street Bank & Trust Co.	USD	311	GBP	248	06/09/2022	1,645
State Street Bank & Trust Co.	USD	970	GBP	740	06/09/2022	(37,551)
State Street Bank & Trust Co.	NOK	2,925	USD	337	06/17/2022	25,086
State Street Bank & Trust Co.	SEK	9,419	USD	1,002	06/17/2022	37,403

abfunds.com	AB INTERNATIONAL VALUE FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	SEK	2,830	USD	289	06/17/2022	$(432)
State Street Bank & Trust Co.	USD	439	SEK	4,132	06/17/2022	(15,266)
State Street Bank & Trust Co.	CHF	280	USD	294	07/13/2022	1,659
State Street Bank & Trust Co.	USD	333	CHF	319	07/13/2022	171
State Street Bank & Trust Co.	USD	777	CHF	738	07/13/2022	(5,415)
State Street Bank & Trust Co.	JPY	90,598	USD	709	07/15/2022	3,539
State Street Bank & Trust Co.	JPY	101,250	USD	777	07/15/2022	(11,379)
State Street Bank & Trust Co.	USD	808	JPY	104,483	07/15/2022	5,323
State Street Bank & Trust Co.	USD	777	JPY	98,726	07/15/2022	(9,162)
State Street Bank & Trust Co.	AUD	475	USD	327	07/21/2022	(13,762)
State Street Bank & Trust Co.	CAD	710	USD	552	07/21/2022	(8,427)
State Street Bank & Trust Co.	EUR	791	USD	842	07/28/2022	(9,917)
State Street Bank & Trust Co.	USD	1,048	EUR	993	07/28/2022	19,649
UBS AG	CAD	745	USD	588	07/21/2022	(585)
UBS AG	USD	661	CAD	826	07/21/2022	(7,656)

						$(236,190)

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At May 31, 2022, the aggregate market value of these securities amounted to $2,596,905 or 2.3% of net assets.

(c)	Non-income producing security.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNH – Chinese Yuan Renminbi (Offshore)

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

NOK – Norwegian Krone

SEK – Swedish Krona

SGD – Singapore Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

See notes to financial statements.

18 | AB INTERNATIONAL VALUE FUND	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

May 31, 2022 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $109,546,150)	$111,017,580	(a)
Affiliated issuers (cost $6,171,898—including investment of cash collateral for securities loaned of $3,322,760)	6,171,898
Foreign currencies, at value (cost $436,499)	404,689
Unaffiliated dividends and interest receivable	859,900
Receivable for investment securities sold	599,125
Unrealized appreciation on forward currency exchange contracts	290,380
Receivable for shares of beneficial interest sold	82,247
Affiliated dividends receivable	1,908

Total assets	119,427,727

Liabilities
Payable for collateral received on securities loaned	3,322,760
Payable for investment securities purchased and foreign currency transactions	1,802,420
Unrealized depreciation on forward currency exchange contracts	526,570
IRS closing agreement fees for foreign tax reclaims (see Note A.4)	394,550
Payable for shares of beneficial interest redeemed	224,040
Administrative fee payable	42,007
Advisory fee payable	22,112
Distribution fee payable	17,985
Transfer Agent fee payable	12,122
Trustees’ fees payable	5,202
Accrued expenses	94,585

Total liabilities	6,464,353

Net Assets	$112,963,374

Composition of Net Assets
Paid-in capital	$227,833,851
Accumulated loss	(114,870,477)

Net Assets	$112,963,374

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$71,672,672	5,532,822	$12.95	*

C	$1,009,779	79,381	$12.72

Advisor	$29,054,009	2,189,112	$13.27

R	$4,553,996	354,429	$12.85

K	$5,503,974	426,959	$12.89

I	$1,168,944	90,982	$12.85

(a)	Includes securities on loan with a value of $6,110,582 (see Note E).

*	The maximum offering price per share for Class A shares was $13.52 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB INTERNATIONAL VALUE FUND | 19

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2022 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $343,784)	$2,452,022
Affiliated issuers	2,336
Securities lending income	31,015
IRS closing agreement fees (see Note A.4)	(394,550)	$2,090,823

Expenses
Advisory fee (see Note B)	455,725
Distribution fee—Class A	95,187
Distribution fee—Class C	5,652
Distribution fee—Class R	12,343
Distribution fee—Class K	7,926
Transfer agency—Class A	106,337
Transfer agency—Class C	1,794
Transfer agency—Advisor Class	44,381
Transfer agency—Class R	6,418
Transfer agency—Class K	6,340
Transfer agency—Class I	119
Custody and accounting	52,070
Administrative	48,097
Registration fees	42,950
Audit and tax	41,658
Printing	23,083
Legal	15,120
Trustees’ fees	9,982
Miscellaneous	13,436

Total expenses	988,618
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(260,239)

Net expenses		728,379

Net investment income		1,362,444

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		1,640,873
Forward currency exchange contracts		991,920
Foreign currency transactions		(95,309)
Net change in unrealized appreciation/depreciation of:
Investments		(9,090,614)
Forward currency exchange contracts		(219,783)
Foreign currency denominated assets and liabilities		(76,139)

Net loss on investment and foreign currency transactions		(6,849,052)

Net Decrease in Net Assets from Operations		$(5,486,608)

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended May 31, 2022 (unaudited)	Year Ended November 30, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,362,444	$2,970,269
Net realized gain on investment and foreign currency transactions	2,537,484	14,060,323
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(9,386,536)	(1,405,954)

Net increase (decrease) in net assets from operations	(5,486,608)	15,624,638
Distributions to Shareholders
Class A	(2,083,908)	(586,986)
Class C	(15,455)	– 0	–
Advisor Class	(938,935)	(310,439)
Class R	(128,902)	(23,282)
Class K	(175,426)	(58,644)
Class I	(37,014)	(66,285)
Transactions in Shares of Beneficial Interest
Net decrease	(4,072,345)	(18,530,391)

Total decrease	(12,938,593)	(3,951,389)
Net Assets
Beginning of period	125,901,967	129,853,356

End of period	$112,963,374	$125,901,967

See notes to financial statements.

abfunds.com	AB INTERNATIONAL VALUE FUND | 21

NOTES TO FINANCIAL STATEMENTS

May 31, 2022 (unaudited)

NOTE A

Significant Accounting Policies

AB Trust (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust operates as a series company currently comprised of three funds. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB International Value Fund (the “Fund”), a diversified fund. The Fund offers Class A, Class C, Advisor Class, Class R, Class K and Class I shares. Class B share have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national

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NOTES TO FINANCIAL STATEMENTS (continued)

securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value

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NOTES TO FINANCIAL STATEMENTS (continued)

pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2022:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Common Stocks:
Consumer Discretionary	$	– 0	–	$21,556,523		$	– 0	–	$21,556,523
Financials		– 0	–	19,075,627			– 0	–	19,075,627
Consumer Staples		1,047,048		12,847,595			– 0	–	13,894,643
Industrials		– 0	–	13,674,201			– 0	–	13,674,201
Materials		– 0	–	9,332,004			– 0	–	9,332,004
Health Care		– 0	–	8,991,422			– 0	–	8,991,422
Energy		1,155,219		5,755,843			– 0	–	6,911,062
Communication Services		955,670		5,147,576			– 0	–	6,103,246
Information Technology		1,161,331		3,900,780			– 0	–	5,062,111
Utilities		– 0	–	3,870,344			– 0	–	3,870,344
Real Estate		– 0	–	2,546,397			– 0	–	2,546,397
Short-Term Investments		2,849,138		– 0	–		– 0	–	2,849,138
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund		3,322,760		– 0	–		– 0	–	3,322,760

Total Investments in Securities		10,491,166		106,698,312	(a)		– 0	–	117,189,478
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts		– 0	–	290,380			– 0	–	290,380
Liabilities:
Forward Currency Exchange Contracts		– 0	–	(526,570)			– 0	–	(526,570)

Total		$10,491,166		$106,462,122		$	– 0	–	$116,953,288

(a)

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

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NOTES TO FINANCIAL STATEMENTS (continued)

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

In July 2015, the Fund successfully recovered taxes withheld by Finland in the amount of 986,466 EUR. Approximately 40% of this amount was utilized as a foreign tax offset in fiscal year 2015. The Fund entered into a closing agreement with the Internal Revenue Service (“IRS”) in order to pay the associated liability of the remaining balance on behalf of the Fund’s shareholders during the six months ended May 31, 2022. The closing agreement fees with the IRS is reflected as a reduction to income in the Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS (continued)

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses

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NOTES TO FINANCIAL STATEMENTS (continued)

associated with acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 1.25%, 2.00%, 1.00%, 1.50%, 1.25% and 1.00% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, and Class I shares, respectively. For the six months ended May 31, 2022, such reimbursements/waivers amounted to $259,360.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2022, the reimbursement for such services amounted to $48,097.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $55,170 for the six months ended May 31, 2022.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $229 from the sale of Class A shares and received $56 and $10 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended May 31, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended May 31, 2022, such waiver amounted to $608.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the six months ended May 31, 2022 is as follows:

Fund	Market Value 11/30/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 5/31/22 (000)	Dividend Income (000)
Government Money Market Portfolio	$984	$15,141	$13,276	$2,849	$2
Government Money Market Portfolio*	319	17,834	14,830	3,323	1

Total				$6,172	$3

*	Investments of cash collateral for securities lending transactions (see Note E).

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of ..25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $6,492,681, $2,375,593 and $2,428,307 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2022 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$20,592,374		$27,210,655
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$13,677,220
Gross unrealized depreciation	(12,441,980)

Net unrealized appreciation	$1,235,240

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended May 31, 2022, the Fund held forward currency exchange contracts for hedging purposes.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended May 31, 2022, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$290,380	Unrealized depreciation on forward currency exchange contracts	$526,570

Total		$290,380		$526,570

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$991,920	$(219,783)

Total		$991,920	$(219,783)

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended May 31, 2022:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$34,401,883
Average principal amount of sale contracts	$33,587,524

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of May 31, 2022. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA	$9,344	$(3,644)		$	– 0	–	$	– 0	–	$5,700
Barclays Bank PLC	49,732	– 0	–		– 0	–		– 0	–	49,732
BNP Paribas SA	13,006	(2,304)			– 0	–		– 0	–	10,702
Credit Suisse International	3,236	– 0	–		– 0	–		– 0	–	3,236
Goldman Sachs Bank USA	102	– 0	–		– 0	–		– 0	–	102
JPMorgan Chase Bank, NA	75,543	– 0	–		– 0	–		– 0	–	75,543
Morgan Stanley Capital Services, Inc.	44,869	(44,869)			– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	94,548	(94,548)			– 0	–		– 0	–	– 0	–

Total	$290,380	$(145,365)		$	– 0	–	$	– 0	–	$145,015	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$3,644	$(3,644)		$	– 0	–	$	– 0	–	$	– 0	–
BNP Paribas SA	2,304	(2,304)			– 0	–		– 0	–		– 0	–
Citibank, NA	10,711	– 0	–		– 0	–		– 0	–		10,711
Deutsche Bank AG	150,131	– 0	–		– 0	–		– 0	–		150,131
HSBC Bank USA	8,111	– 0	–		– 0	–		– 0	–		8,111
Morgan Stanley Capital Services, Inc.	174,363	(44,869)			– 0	–		– 0	–		129,494
Natwest Markets PLC	4,467	– 0	–		– 0	–		– 0	–		4,467

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Standard Chartered Bank	$26,164	$	– 0	–	$	– 0	–	$	– 0	–	$26,164
State Street Bank & Trust Co.	138,434		(94,548)			– 0	–		– 0	–	43,886
UBS AG	8,241		– 0	–		– 0	–		– 0	–	8,241

Total	$526,570		$(145,365)		$	– 0	–	$	– 0	–	$381,205	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of

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NOTES TO FINANCIAL STATEMENTS (continued)

the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended May 31, 2022 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$6,110,582	$3,322,760	$3,214,204	$29,584	$1,431	$271

*	As of May 31, 2022.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

Shares	Amount
Six Months Ended May 31, 2022 (unaudited)	Year Ended November 30, 2021	Six Months Ended May 31, 2022 (unaudited)	Year Ended November 30, 2021

Class A
Shares sold	212,536	461,561	$2,879,019	$6,642,673

Shares issued in reinvestment of dividends	134,508	41,071	1,880,417	533,507

Shares converted from Class C	3,901	53,038	53,476	787,169

Shares redeemed	(446,245)	(1,318,311)	(6,037,533)	(18,643,871)

Net decrease	(95,300)	(762,641)	$(1,224,621)	$(10,680,522)

Class C
Shares sold	4,520	8,396	$61,073	$117,500

Shares issued in reinvestment of dividends	1,036	– 0	–	14,278	– 0	–

Shares converted to Class A	(3,984)	(54,295)	(53,476)	(787,169)

Shares redeemed	(13,165)	(40,933)	(174,782)	(563,151)

Net decrease	(11,593)	(86,832)	$(152,907)	$(1,232,820)

Advisor Class
Shares sold	89,318	172,998	$1,255,395	$2,471,355

Shares issued in reinvestment of dividends	51,990	18,534	743,976	246,319

Shares redeemed	(250,184)	(388,773)	(3,400,019)	(5,613,711)

Net decrease	(108,876)	(197,241)	$(1,400,648)	$(2,896,037)

Class R
Shares sold	24,182	87,142	$326,668	$1,229,701

Shares issued in reinvestment of dividends	9,274	1,804	128,819	23,270

Shares redeemed	(69,232)	(185,859)	(946,388)	(2,589,477)

Net decrease	(35,776)	(96,913)	$(490,901)	$(1,336,506)

Class K
Shares sold	136,908	308,530	$1,900,306	$4,088,352

Shares issued in reinvestment of dividends	12,602	4,536	175,426	58,644

Shares redeemed	(198,266)	(408,575)	(2,727,871)	(5,698,030)

Net decrease	(48,756)	(95,509)	$(652,139)	$(1,551,034)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended May 31, 2022 (unaudited)	Year Ended November 30, 2021	Six Months Ended May 31, 2022 (unaudited)	Year Ended November 30, 2021

Class I
Shares sold	8,267	318,443	$111,397	$4,155,141

Shares issued in reinvestment of dividends	2,673	5,134	37,014	66,285

Shares redeemed	(20,835)	(368,220)	(299,540)	(5,054,898)

Net decrease	(9,895)	(44,643)	$(151,129)	$(833,472)

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the

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NOTES TO FINANCIAL STATEMENTS (continued)

Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the

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NOTES TO FINANCIAL STATEMENTS (continued)

expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2022.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2022 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2021 and November 30, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$1,045,636	$1,900,020

Total taxable distributions paid	$1,045,636	$1,900,020

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NOTES TO FINANCIAL STATEMENTS (continued)

As of November 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,365,944
Accumulated capital and other losses	(119,342,631	)(a)
Unrealized appreciation/(depreciation)	9,174,206	(b)

Total accumulated earnings/(deficit)	$(106,802,481	)(c)

(a)

As of November 30, 2021, the Fund had a net capital loss carryforward of $119,342,631. During the fiscal year, the Fund utilized $13,815,949 of capital loss carry forwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), and the tax deferral of losses on wash sales.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of refunded EU foreign tax reclaims and the accrual of foreign capital gains tax.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2021, the Fund had a net short-term capital loss carryforward of $38,758,530 and a net long-term capital loss carryforward of $80,584,101, which may be carried forward for an indefinite period.

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB INTERNATIONAL VALUE FUND | 39

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Six Months Ended May 31, 2022 (unaudited)	Year Ended November 30,
		2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 13.94	$ 12.58	$ 12.84	$ 12.32	$ 14.98	$ 11.93

Income From Investment Operations

Net investment income(a)(b)	.15	.30	.11	.19	.16	.20 †

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.77)	1.15	(.23)	.36	(2.54)	2.87

Net increase (decrease) in net asset value from operations	(.62)	1.45	(.12)	.55	(2.38)	3.07

Less: Dividends

Dividends from net investment income	(.37)	(.09)	(.14)	(.03)	(.28)	(.02)

Net asset value, end of period	$ 12.95	$ 13.94	$ 12.58	$ 12.84	$ 12.32	$ 14.98

Total Return

Total investment return based on net asset value(c)*	(4.64)%	11.51%	(.85)%	4.47%	(16.20)%	25.78%†

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$71,672	$79	$80	$102	$117	$160

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	1.25%^	1.25%	1.25%	1.44%	1.43%	1.45%

Expenses, before waivers/reimbursements(d)	1.68%^	1.61%	1.65%	1.61%	1.43%	1.46%

Net investment income(b)	2.21%^	2.10%	1.00%	1.56%	1.11%	1.43%†

Portfolio turnover rate	17%	45%	48%	47%	34%	50%

See footnote summary on page 46.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Six Months Ended May 31, 2022 (unaudited)	Year Ended November 30,
		2021		2020		2019		2018	2017

Net asset value, beginning of period	$ 13.56	$ 12.25		$ 12.46		$ 12.02		$ 14.45	$ 11.57

Income From Investment Operations

Net investment income(a)(b)	.10	.20		.03		.10		.05	.07	†

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.76)	1.11		(.24)		.34		(2.47)	2.81

Net increase (decrease) in net asset value from operations	(.66)	1.31		(.21)		.44		(2.42)	2.88

Less: Dividends

Dividends from net investment income	(.18)	– 0	–	(.00	)(e)	– 0	–	(.01)	– 0	–

Net asset value, end of period	$ 12.72	$ 13.56		$ 12.25		$ 12.46		$ 12.02	$ 14.45

Total Return

Total investment return based on net asset value(c)*	(4.98)%	10.69%		(1.67)%		3.66%		(16.77)%	24.89	%†

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,010	$1,233		$2,178		$4,775		$8,295	$16,223

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	2.00%^	2.00%		2.00%		2.22%		2.18%	2.22%

Expenses, before waivers/reimbursements(d)	2.47%^	2.38%		2.43%		2.37%		2.18%	2.23%

Net investment income(b)	1.44%^	1.44%		.26%		.86%		.34%	.50	%†

Portfolio turnover rate	17%	45%		48%		47%		34%	50%

See footnote summary on page 46.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended May 31, 2022 (unaudited)	Year Ended November 30,
		2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 14.29	$ 12.90	$ 13.16	$ 12.63	$ 15.33	$ 12.20

Income From Investment Operations

Net investment income(a)(b)	.17	.35	.15	.23	.20	.23 †

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.78)	1.17	(.23)	.36	(2.59)	2.94

Net increase (decrease) in net asset value from operations	(.61)	1.52	(.08)	.59	(2.39)	3.17

Less: Dividends

Dividends from net investment income	(.41)	(.13)	(.18)	(.06)	(.31)	(.04)

Net asset value, end of period	$ 13.27	$ 14.29	$ 12.90	$ 13.16	$ 12.63	$ 15.33

Total Return

Total investment return based on net asset value(c)*	(4.49)%	11.82%	(.68)%	4.72%	(15.92)%	26.08%†

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$29,054	$33	$32	$38	$46	$65

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	1.00%^	1.00%	1.00%	1.20%	1.18%	1.21%

Expenses, before waivers/reimbursements(d)	1.43%^	1.36%	1.40%	1.36%	1.18%	1.21%

Net investment income(b)	2.45%^	2.36%	1.25%	1.84%	1.36%	1.66%†

Portfolio turnover rate	17%	45%	48%	47%	34%	50%

See footnote summary on page 46.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Six Months Ended May 31, 2022 (unaudited)	Year Ended November 30,
		2021	2020	2019		2018	2017

Net asset value, beginning of period	$ 13.81	$ 12.46	$ 12.71	$ 12.20		$ 14.83	$ 11.82

Income From Investment Operations

Net investment income(a)(b)	.13	.26	.08	.16		.12	.16	†

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.76)	1.14	(.22)	.35		(2.52)	2.85

Net increase (decrease) in net asset value from operations	(.63)	1.40	(.14)	.51		(2.40)	3.01

Less: Dividends

Dividends from net investment income	(.33)	(.05)	(.11)	– 0	–	(.23)	– 0	–

Net asset value, end of period	$ 12.85	$ 13.81	$ 12.46	$ 12.71		$ 12.20	$ 14.83

Total Return

Total investment return based on net asset value(c)*	(4.73)%	11.26%	(1.12)%	4.18%		(16.41)%	25.52	%†

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$4,554	$5,387	$6,068	$9,623		$12,079	$16,561

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	1.50%^	1.50%	1.50%	1.69%		1.72%	1.71%

Expenses, before waivers/reimbursements(d)	1.92%^	1.86%	1.88%	1.83%		1.73%	1.72%

Net investment income(b)	1.87%^	1.85%	.74%	1.32%		.82%	1.15	%†

Portfolio turnover rate	17%	45%	48%	47%		34%	50%

See footnote summary on page 46.

abfunds.com	AB INTERNATIONAL VALUE FUND | 43

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Six Months Ended May 31, 2022 (unaudited)	Year Ended November 30,
		2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 13.87	$ 12.54	$ 12.81	$ 12.29	$ 14.93	$ 11.90

Income From Investment Operations

Net investment income(a)(b)	.13	.30	.12	.20	.16	.20 †

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.74)	1.13	(.23)	.35	(2.52)	2.86

Net increase (decrease) in net asset value from operations	(.61)	1.43	(.11)	.55	(2.36)	3.06

Less: Dividends

Dividends from net investment income	(.37)	(.10)	(.16)	(.03)	(.28)	(.03)

Net asset value, end of period	$ 12.89	$ 13.87	$ 12.54	$ 12.81	$ 12.29	$ 14.93

Total Return

Total investment return based on net asset value(c)*	(4.58)%	11.49%	(.92)%	4.48%	(16.09)%	25.80%†

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,504	$6,599	$7,162	$8,425	$9,390	$12,888

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	1.25%^	1.25%	1.25%	1.40%	1.41%	1.40%

Expenses, before waivers/reimbursements(d)	1.62%^	1.55%	1.57%	1.52%	1.42%	1.41%

Net investment income(b)	1.96%^	2.09%	1.02%	1.65%	1.12%	1.47%†

Portfolio turnover rate	17%	45%	48%	47%	34%	50%

See footnote summary on page 46.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Six Months Ended May 31, 2022 (unaudited)	Year Ended November 30,
		2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 13.88	$ 12.57	$ 12.86	$ 12.35	$ 15.01	$ 11.94

Income From Investment Operations

Net investment income(a)(b)	.17	.32	.15	.24	.23	.25 †

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.76)	1.15	(.23)	.35	(2.54)	2.89

Net increase (decrease) in net asset value from operations	(.59)	1.47	(.08)	.59	(2.31)	3.14

Less: Dividends

Dividends from net investment income	(.44)	(.16)	(.21)	(.08)	(.35)	(.07)

Net asset value, end of period	$ 12.85	$ 13.88	$ 12.57	$ 12.86	$ 12.35	$ 15.01

Total Return

Total investment return based on net asset value(c)*	(4.46)%	11.78%	(.64)%	4.87%	(15.77)%	26.41%†

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,169	$1,400	$1,829	$7,342	$4,280	$10,781

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	1.00%^	1.00%	1.00%	1.03%	.98%	.96%

Expenses, before waivers/reimbursements(d)	1.17%^	1.12%	1.14%	1.11%	.99%	.97%

Net investment income(b)	2.50%^	2.28%	1.30%	1.97%	1.61%	1.79%†

Portfolio turnover rate	17%	45%	48%	47%	34%	50%

See footnote summary on page 46.

abfunds.com	AB INTERNATIONAL VALUE FUND | 45

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended November 30, 2017, such waiver amounted to .01%.

(e)	Amount is less than $.005.

†	For the year ended November 30, 2017, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.002	.01%	.01%

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2020 and November 30, 2019 by .04% and .19%, respectively.

^	Annualized.

See notes to financial statements.

46 | AB INTERNATIONAL VALUE FUND	abfunds.com

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

Tawhid Ali(2), Vice President Avi Lavi(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
501 Commerce Street

Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
One Manhattan West
New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s International Value Senior Investment Management Team. Messrs. Ali and Lavi are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB INTERNATIONAL VALUE FUND | 47

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended,

48 | AB INTERNATIONAL VALUE FUND	abfunds.com

and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the Program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB INTERNATIONAL VALUE FUND | 49

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Trust (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB International Value Fund (the “Fund”) at a meeting held in-person on May 3-5, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

50 | AB INTERNATIONAL VALUE FUND	abfunds.com

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers

abfunds.com	AB INTERNATIONAL VALUE FUND | 51

receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median. Taking into account the administrative expense reimbursement paid to the Adviser in the latest fiscal year, the directors noted that the Adviser’s total rate of compensation was close to the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one

52 | AB INTERNATIONAL VALUE FUND	abfunds.com

hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanation for this, the directors concluded that the Fund’s expense ratio was acceptable.

abfunds.com	AB INTERNATIONAL VALUE FUND | 53

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

abfunds.com	AB INTERNATIONAL VALUE FUND | 55

NOTES

56 | AB INTERNATIONAL VALUE FUND	abfunds.com

AB INTERNATIONAL VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IV-0152-0522

MAY    05.31.22

SEMI-ANNUAL REPORT

AB VALUE FUND

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Value Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB VALUE FUND | 1

SEMI-ANNUAL REPORT

July 8, 2022

This report provides management’s discussion of fund performance for the AB Value Fund for the semi-annual reporting period ended May 31, 2022.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF MAY 31, 2022 (unaudited)

	6 Months	12 Months

AB VALUE FUND

Class A Shares	1.48%	-1.61%

Class C Shares	1.08%	-2.35%

Advisor Class Shares[1]	1.57%	-1.36%

Class R Shares[1]	1.23%	-2.03%

Class K Shares[1]	1.36%	-1.79%

Class I Shares[1]	1.61%	-1.35%

Russell 1000 Value Index	1.51%	0.93%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended May 31, 2022.

During the six-month period, all share classes except Advisor Class and Class I underperformed the benchmark, before sales charges. Both sector and security selection detracted from returns, relative to the benchmark. Gains from underweights to the financials and technology sectors were offset by losses from overweights to consumer discretionary and communication services. Security selection within health care and consumer staples also detracted, while selection within financials and technology contributed.

During the 12-month period, all share classes of the Fund underperformed the benchmark, before sales charges. Both security and sector selection were negative. Security selection within health care and consumer staples detracted most, while selection within financials and technology contributed. Overweights to consumer discretionary and communication services detracted, offsetting gains from underweights to financials and technology.

The Fund did not utilize derivatives during the six- or 12-month periods.

2 | AB VALUE FUND	abfunds.com

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks declined during the six-month period ended May 31, 2022. Equity markets began to experience increased volatility, as rapidly rising inflation triggered a hawkish shift among most major central banks away from the accommodative monetary policy that had underpinned an accelerating global economic recovery. Inflation worsened after Russia’s invasion of Ukraine caused energy and agricultural prices to surge and China’s pledge to enforce its zero-COVID policy raised new supply-chain concerns. The US Federal Reserve raised interest rates in March and signaled that it would move aggressively to harness inflation. The growing fear of recession led to sharp declines and periods of widespread volatility across global equity markets. Against a backdrop of rising rates, growth stocks came under pressure, triggering a rotation into value-oriented stocks. Within large-cap markets, value stocks rose in absolute terms and outperformed growth stocks, which declined, by a wide margin. Large-cap stocks outperformed small-cap stocks on a relative basis, but both declined in absolute terms.

The Fund’s Senior Investment Management Team (the “Team”) continues to focus on attractively valued opportunities, targeting a diversified range of companies. The Team utilizes a disciplined value process to determine when a company’s stock price doesn’t reflect its long-term ability to generate earnings, and selects those value stocks to build a diversified portfolio.

INVESTMENT POLICIES

The Fund invests primarily in a diversified portfolio of equity securities of US companies with relatively large market capitalizations that the Adviser believes are undervalued. The Fund invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser. The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability.

In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded

(continued on next page)

abfunds.com	AB VALUE FUND | 3

funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

4 | AB VALUE FUND	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 1000® Value Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of large-cap value companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth

abfunds.com	AB VALUE FUND | 5

DISCLOSURES AND RISKS (continued)

more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6 | AB VALUE FUND	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-1.61%	-5.81%

5 Years	6.83%	5.91%

10 Years	9.50%	9.03%

CLASS C SHARES

1 Year	-2.35%	-3.24%

5 Years	6.02%	6.02%

10 Years[1]	8.69%	8.69%

ADVISOR CLASS SHARES[2]

1 Year	-1.36%	-1.36%

5 Years	7.09%	7.09%

10 Years	9.78%	9.78%

CLASS R SHARES[2]

1 Year	-2.03%	-2.03%

5 Years	6.35%	6.35%

10 Years	9.04%	9.04%

CLASS K SHARES[2]

1 Year	-1.79%	-1.79%

5 Years	6.66%	6.66%

10 Years	9.37%	9.37%

CLASS I SHARES[2]

1 Year	-1.35%	-1.35%

5 Years	7.12%	7.12%

10 Years	9.84%	9.84%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.95%, 1.71%, 0.70%, 1.41%, 1.11% and 0.68% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB VALUE FUND | 7

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-11.57%

5 Years	3.90%

10 Years	7.63%

CLASS C SHARES

1 Year	-9.17%

5 Years	4.02%

10 Years[1]	7.29%

ADVISOR CLASS SHARES[2]

1 Year	-7.43%

5 Years	5.07%

10 Years	8.38%

CLASS R SHARES[2]

1 Year	-8.04%

5 Years	4.35%

10 Years	7.65%

CLASS K SHARES[2]

1 Year	-7.80%

5 Years	4.66%

10 Years	7.98%

CLASS I SHARES[2]

1 Year	-7.42%

5 Years	5.11%

10 Years	8.44%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

8 | AB VALUE FUND	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB VALUE FUND | 9

EXPENSE EXAMPLE (continued)

	Beginning Account Value December 1, 2021	Ending Account Value May 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,014.80	$4.77	0.95%
Hypothetical**	$1,000	$1,020.19	$4.78	0.95%
Class C
Actual	$1,000	$1,010.80	$8.57	1.71%
Hypothetical**	$1,000	$1,016.40	$8.60	1.71%
Advisor Class
Actual	$1,000	$1,015.70	$3.52	0.70%
Hypothetical**	$1,000	$1,021.44	$3.53	0.70%
Class R
Actual	$1,000	$1,012.30	$7.07	1.41%
Hypothetical**	$1,000	$1,017.90	$7.09	1.41%
Class K
Actual	$1,000	$1,013.60	$5.52	1.10%
Hypothetical**	$1,000	$1,019.45	$5.54	1.10%
Class I
Actual	$1,000	$1,016.10	$3.37	0.67%
Hypothetical**	$1,000	$1,021.59	$3.38	0.67%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

10 | AB VALUE FUND	abfunds.com

PORTFOLIO SUMMARY

May 31, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $410.4

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

UnitedHealth Group, Inc.	$16,046,988	3.9%

Wells Fargo & Co.	15,796,737	3.9

Walmart, Inc.	15,385,048	3.8

Bank of America Corp.	14,985,760	3.7

Comcast Corp. – Class A	13,103,957	3.2

Roche Holding AG (Sponsored ADR)	12,918,590	3.1

T-Mobile US, Inc.	12,866,484	3.1

Coca-Cola Co. (The)	12,821,584	3.1

Baker Hughes Co. – Class A	12,404,177	3.0

Oracle Corp.	12,002,082	2.9

	$138,331,407	33.7%

1	All data are as of May 31, 2022. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB VALUE FUND | 11

PORTFOLIO OF INVESTMENTS

May 31, 2022 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.6%
Health Care – 19.3%
Health Care Equipment & Supplies – 4.2%
Medtronic PLC	108,580	$10,874,287
Zimmer Biomet Holdings, Inc.	52,622	6,325,690

		17,199,977

Health Care Providers & Services – 6.4%
Centene Corp.(a)	126,232	10,280,334
UnitedHealth Group, Inc.	32,302	16,046,988

		26,327,322

Health Care Technology – 2.4%
Change Healthcare, Inc.(a)	397,907	9,585,580

Pharmaceuticals – 6.3%
Johnson & Johnson	37,833	6,792,158
Merck & Co., Inc.	67,373	6,200,337
Roche Holding AG (Sponsored ADR)	303,681	12,918,590

		25,911,085

		79,023,964

Financials – 17.6%
Banks – 8.3%
Bank of America Corp.	402,843	14,985,760
First Citizens BancShares, Inc./NC – Class A	4,566	3,198,026
Wells Fargo & Co.	345,133	15,796,737

		33,980,523

Capital Markets – 3.7%
LPL Financial Holdings, Inc.	39,975	7,842,695
Morgan Stanley	86,804	7,477,297

		15,319,992

Insurance – 5.6%
MetLife, Inc.	156,933	10,575,715
Progressive Corp. (The)	71,514	8,537,342
Willis Towers Watson PLC	17,904	3,778,997

		22,892,054

		72,192,569

Industrials – 10.2%
Aerospace & Defense – 0.9%
Spirit AeroSystems Holdings, Inc. – Class A	119,164	3,744,133

Construction & Engineering – 1.4%
AECOM	80,237	5,604,555

Electrical Equipment – 2.0%
Regal Rexnord Corp.	38,386	4,796,331
Sensata Technologies Holding PLC	68,046	3,268,249

		8,064,580

12 | AB VALUE FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Industrial Conglomerates – 1.0%
General Electric Co.	51,136	$4,003,437

Machinery – 1.0%
PACCAR, Inc.	49,086	4,262,628

Road & Rail – 2.1%
CSX Corp.	210,499	6,691,763
Lyft, Inc.(a)	104,452	1,846,712

		8,538,475

Trading Companies & Distributors – 1.8%
WW Grainger, Inc.	15,576	7,586,602

		41,804,410

Information Technology – 9.4%
Semiconductors & Semiconductor Equipment – 2.2%
NXP Semiconductors NV	47,345	8,984,187

Software – 5.0%
NortonLifeLock, Inc.	351,977	8,567,120
Oracle Corp.	166,881	12,002,082

		20,569,202

Technology Hardware, Storage & Peripherals – 2.2%
Western Digital Corp.(a)	151,597	9,200,422

		38,753,811

Consumer Staples – 8.8%
Beverages – 5.1%
Coca-Cola Co. (The)	202,297	12,821,584
Molson Coors Beverage Co. – Class B	141,506	7,901,695

		20,723,279

Food & Staples Retailing – 3.7%
Walmart, Inc.	119,607	15,385,048

		36,108,327

Communication Services – 8.8%
Diversified Telecommunication Services – 4.6%
Charter Communications, Inc. – Class A(a)	11,000	5,576,230
Comcast Corp. – Class A	295,934	13,103,957

		18,680,187

Interactive Media & Services – 1.1%
Alphabet, Inc. – Class C(a)	1,945	4,436,117

Wireless Telecommunication Services – 3.1%
T-Mobile US, Inc.(a)	96,530	12,866,484

		35,982,788

abfunds.com	AB VALUE FUND | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Energy – 8.6%
Energy Equipment & Services – 3.0%
Baker Hughes Co. – Class A	344,752	$12,404,177

Oil, Gas & Consumable Fuels – 5.6%
Cameco Corp.(b)	129,130	3,159,811
EOG Resources, Inc.	64,904	8,889,252
Valero Energy Corp.	84,855	10,997,208

		23,046,271

		35,450,448

Consumer Discretionary – 7.1%
Auto Components – 0.7%
Goodyear Tire & Rubber Co. (The)(a)	211,539	2,733,084

Automobiles – 1.1%
Ford Motor Co.	336,763	4,606,918

Household Durables – 1.5%
PulteGroup, Inc.	135,782	6,145,493

Internet & Direct Marketing Retail – 1.1%
eBay, Inc.	96,324	4,688,089

Specialty Retail – 1.9%
AutoZone, Inc.(a)	3,760	7,744,284

Textiles, Apparel & Luxury Goods – 0.8%
Tapestry, Inc.	96,160	3,317,520

		29,235,388

Utilities – 4.9%
Electric Utilities – 2.4%
American Electric Power Co., Inc.	94,743	9,666,629

Multi-Utilities – 2.5%
Ameren Corp.	108,901	10,366,286

		20,032,915

Real Estate – 3.6%
Equity Real Estate Investment Trusts (REITs) – 3.6%
American Campus Communities, Inc.	61,927	4,025,255
Americold Realty Trust, Inc.(b)	106,074	2,937,189
Cousins Properties, Inc.	106,072	3,664,788
CubeSmart	94,535	4,209,643

		14,836,875

Materials – 1.3%
Metals & Mining – 1.3%
Allegheny Technologies, Inc.(a)	190,909	5,249,998

Total Common Stocks (cost $337,141,119)		408,671,493

14 | AB VALUE FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Total Investments Before Security Lending Collateral for Securities Loaned – 99.6% (cost $337,141,119)		$408,671,493

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.1%
Investment Companies – 0.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio Class AB, 0.71%(c)(d)(e) (cost $458,041)	458,041	458,041

Total Investments – 99.7% (cost $337,599,160)		409,129,534
Other assets less liabilities – 0.3%		1,285,346

Net Assets – 100.0%		$410,414,880

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

abfunds.com	AB VALUE FUND | 15

STATEMENT OF ASSETS & LIABILITIES

May 31, 2022 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $337,141,119)	$408,671,493	(a)
Affiliated issuers (cost $458,041—investment of cash collateral for securities loaned)	458,041
Receivable for investment securities sold	4,807,316
Receivable for shares of beneficial interest sold	894,871
Unaffiliated dividends and interest receivable	775,482
Affiliated dividends receivable	345

Total assets	415,607,548

Liabilities
Due to custodian	3,842,726
Payable for shares of beneficial interest redeemed	530,571
Payable for collateral received on securities loaned	458,041
Advisory fee payable	183,217
Administrative fee payable	42,039
Distribution fee payable	12,826
Transfer Agent fee payable	9,297
Trustees’ fees payable	6,109
Accrued expenses	107,842

Total liabilities	5,192,668

Net Assets	$410,414,880

Composition of Net Assets
Paid-in capital	$311,738,986
Distributable earnings	98,675,894

Net Assets	$410,414,880

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$50,033,277	2,945,143	$16.99	*

C	$1,618,936	94,615	$17.11

Advisor	$350,070,590	20,576,776	$17.01

R	$319,230	18,894	$16.90

K	$6,760,542	406,427	$16.63

I	$1,612,305	95,735	$16.84

(a)	Includes securities on loan with a value of $990,845 (see Note E).

*	The maximum offering price per share for Class A shares was $17.74 which reflects a sales charge of 4.25%.

See notes to financial statements.

16 | AB VALUE FUND	abfunds.com

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2022 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $63,115)	$3,824,784
Affiliated issuers	579
Securities lending income	3,451	$3,828,814

Expenses
Advisory fee (see Note B)	1,178,994
Distribution fee—Class A	63,650
Distribution fee—Class C	7,602
Distribution fee—Class R	883
Distribution fee—Class K	9,624
Transfer agency—Class A	10,869
Transfer agency—Class C	393
Transfer agency—Advisor Class	78,209
Transfer agency—Class R	459
Transfer agency—Class K	7,699
Transfer agency—Class I	169
Administrative	48,129
Registration fees	44,200
Custody and accounting	43,369
Audit and tax	24,150
Printing	22,349
Legal	15,947
Trustees’ fees	11,813
Miscellaneous	12,838

Total expenses	1,581,346
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(460)

Net expenses		1,580,886

Net investment income		2,247,928

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on investment transactions		26,544,755
Net change in unrealized appreciation/depreciation of investments		(21,698,249)

Net gain on investment transactions		4,846,506

Contributions from Affiliates (see Note B)		13

Net Increase in Net Assets from Operations		$7,094,447

See notes to financial statements.

abfunds.com	AB VALUE FUND | 17

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended May 31, 2022 (unaudited)	Year Ended November 30, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,247,928	$4,726,565
Net realized gain on investment transactions	26,544,755	47,496,583
Net change in unrealized appreciation/depreciation of investments	(21,698,249)	41,356,638
Contributions from Affiliates (see Note B)	13	– 0	–

Net increase in net assets from operations	7,094,447	93,579,786
Distributions to Shareholders
Class A	(4,822,400)	(513,606)
Class C	(124,090)	(828)
Advisor Class	(35,661,440)	(4,454,741)
Class R	(32,231)	(1,380)
Class K	(714,299)	(65,667)
Class I	(176,866)	(22,428)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	19,144,221	(29,455,800)

Total increase (decrease)	(15,292,658)	59,065,336
Net Assets
Beginning of period	425,707,538	366,642,202

End of period	$410,414,880	$425,707,538

See notes to financial statements.

18 | AB VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS

May 31, 2022 (unaudited)

NOTE A

Significant Accounting Policies

AB Trust (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust operates as a series company currently comprised of three funds. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Value Fund (the “Fund”), a diversified fund. The Fund offers Class A, Class C, Advisor Class, Class R, Class K and Class I shares. Class B shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

abfunds.com	AB VALUE FUND | 19

NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

20 | AB VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified

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NOTES TO FINANCIAL STATEMENTS (continued)

as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2022:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$408,671,493		$	– 0	–	$	– 0	–	$408,671,493
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	458,041			– 0	–		– 0	–	458,041

Total Investments in Securities	409,129,534			– 0	–		– 0	–	409,129,534
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$409,129,534		$	– 0	–	$	– 0	–	$409,129,534

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a

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NOTES TO FINANCIAL STATEMENTS (continued)

component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are

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NOTES TO FINANCIAL STATEMENTS (continued)

determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2022, the reimbursement for such services amounted to $48,129.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $51,543 for the six months ended May 31, 2022.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $721 from the sale of Class A shares and received $60 and $29 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended May 31, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended May 31, 2022, such waiver amounted to $445.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the six months ended May 31, 2022 is as follows:

Fund	Market Value 11/30/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 5/31/22 (000)			Dividend Income (000)
Government Money Market Portfolio	$322	$65,503	$65,825	$	– 0	–	$1
Government Money Market Portfolio*	2,519	15,226	17,287		458		0	**

Total					$458		$1

*	Investments of cash collateral for securities lending transactions (see Note E).

**	Amount is less than $500.

During the six months ended May 31, 2022, the Adviser reimbursed the Fund $13 for losses incurred due to a dividend estimate error of the Advisor Class Shares.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. Payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $979,359, $147,541 and $84,775 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the

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NOTES TO FINANCIAL STATEMENTS (continued)

Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2022 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$94,330,892		$115,204,113
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$82,688,143
Gross unrealized depreciation	(11,157,769)

Net unrealized appreciation	$71,530,374

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended May 31, 2022.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned

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NOTES TO FINANCIAL STATEMENTS (continued)

securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended May 31, 2022 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$990,845	$458,041	$570,673	$3,344	$107	$15

*	As of May 31, 2022.

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2022 (unaudited)	Year Ended November 30, 2021	Six Months Ended May 31, 2022 (unaudited)	Year Ended November 30, 2021

Class A
Shares sold	88,184	104,025	$1,528,214	$1,873,392

Shares issued in reinvestment of dividends and distributions	244,701	29,169	4,213,745	440,446

Shares converted from Class C	5,066	19,330	89,177	362,348

Shares redeemed	(116,114)	(336,268)	(2,027,617)	(5,948,838)

Net increase (decrease)	221,837	(183,744)	$3,803,519	$(3,272,652)

Class C
Shares sold	29,229	59,722	$496,263	$1,097,983

Shares issued in reinvestment of dividends and distributions	4,990	32	86,833	495

Shares converted to Class A	(5,022)	(19,212)	(89,177)	(362,348)

Shares redeemed	(11,269)	(34,301)	(192,246)	(631,610)

Net increase	17,928	6,241	$301,673	$104,520

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended May 31, 2022 (unaudited)	Year Ended November 30, 2021	Six Months Ended May 31, 2022 (unaudited)	Year Ended November 30, 2021

Advisor Class
Shares sold	1,196,983	2,051,586	$20,752,370	$35,906,418

Shares issued in reinvestment of dividends and distributions	1,827,748	252,827	31,473,817	3,817,681

Shares redeemed	(2,138,783)	(3,711,354)	(36,962,699)	(65,667,145)

Net increase (decrease)	885,948	(1,406,941)	$15,263,488	$(25,943,046)

Class R
Shares sold	2,738	2,017	$46,874	$34,069

Shares issued in reinvestment of dividends and distributions	1,878	92	32,230	1,380

Shares redeemed	(5,091)	(4,464)	(86,656)	(74,828)

Net decrease	(475)	(2,355)	$(7,552)	$(39,379)

Class K
Shares sold	71,323	118,527	$1,210,531	$2,060,679

Shares issued in reinvestment of dividends and distributions	42,341	4,428	714,292	65,666

Shares redeemed	(125,725)	(133,193)	(2,113,271)	(2,320,728)

Net decrease	(12,061)	(10,238)	$(188,448)	$(194,383)

Class I
Shares sold	901	1,309	$15,588	$23,244

Shares issued in reinvestment of dividends and distributions	2,266	295	38,642	4,419

Shares redeemed	(4,796)	(7,660)	(82,689)	(138,523)

Net decrease	(1,629)	(6,056)	$(28,459)	$(110,860)

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other

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NOTES TO FINANCIAL STATEMENTS (continued)

currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2022.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2022 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2021 and November 30, 2020 were as follows:

	2021		2020
Distributions paid from:
Ordinary income	$5,058,650		$6,006,460
Net long-term capital gains	– 0	–	2,800,435

Total taxable distributions paid	$5,058,650		$8,806,895

As of November 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$15,945,683
Undistributed capital gains	25,105,111	(a)
Unrealized appreciation/(depreciation)	92,061,991	(b)

Total accumulated earnings/(deficit)	$133,112,785

(a)	During the fiscal year, the Fund utilized $10,734,564 of capital loss carry forwards to offset current year net realized gains.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2021, the Fund did not have any capital loss carryforwards.

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2022 (unaudited)	Year Ended November 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 18.45	$ 14.86	$ 15.30	$ 15.36	$ 15.93	$ 14.29

Income From Investment Operations

Net investment income(a)(b)	.07	.16	.19	.20	.14	.15	†

Net realized and unrealized gain (loss) on investment transactions	.24	3.61	(.30)	.38	(.55)	1.65

Net increase (decrease) in net asset value from operations	.31	3.77	(.11)	.58	(.41)	1.80

Less: Dividends and Distributions

Dividends from net investment income	(.18)	(.18)	(.22)	(.15)	(.16)	(.16)

Distributions from net realized gain on investment transactions	(1.59)	– 0	–	(.11)	(.49)	– 0	–	– 0	–

Total dividends and distributions	(1.77)	(.18)	(.33)	(.64)	(.16)	(.16)

Net asset value, end of period	$ 16.99	$ 18.45	$ 14.86	$ 15.30	$ 15.36	$ 15.93

Total Return

Total investment return based on net asset value(c)*	1.48%	25.68%	(.76)%	4.14%	(2.52)%	12.68	%†

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$50,033	$50,255	$43,203	$46,800	$51,284	$58,220

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.95	%^	.95%	.99%	.99%	.97%	.98%

Expenses, before waivers/reimbursements	.95	%^	.95%	.99%	.99%	.97%	.98%

Net investment income(b)	.84	%^	.90%	1.44%	1.38%	.90%	1.02	%†

Portfolio turnover rate	22%	42%	61%	45%	40%	41%

See footnote summary on page 40.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Six Months Ended May 31, 2022 (unaudited)	Year Ended November 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 18.50	$ 14.85	$ 15.28	$ 15.30	$ 15.81	$ 14.19

Income From Investment Operations

Net investment income(a)(b)	.01	.03	.09	.09	.02	.04	†

Net realized and unrealized gain (loss) on investment transactions	.23	3.63	(.32)	.38	(.53)	1.64

Net increase (decrease) in net asset value from operations	.24	3.66	(.23)	.47	(.51)	1.68

Less: Dividends and Distributions

Dividends from net investment income	(.04)	(.01)	(.09)	– 0	–	– 0	–	(.06)

Distributions from net realized gain on investment transactions	(1.59)	– 0	–	(.11)	(.49)	– 0	–	– 0	–

Total dividends and distributions	(1.63)	(.01)	(.20)	(.49)	– 0	–	(.06)

Net asset value, end of period	$ 17.11	$ 18.50	$ 14.85	$ 15.28	$ 15.30	$ 15.81

Total Return

Total investment return based on net asset value(c)*	1.08%	24.75%	(1.54)%	3.35%	(3.23)%	11.84	%†

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,619	$1,419	$1,046	$1,899	$2,681	$4,238

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.71	%^	1.71%	1.75%	1.74%	1.72%	1.73%

Expenses, before waivers/reimbursements	1.71	%^	1.71%	1.75%	1.74%	1.73%	1.74%

Net investment income(b)	.07	%^	.15%	.69%	.62%	.13%	.26	%†

Portfolio turnover rate	22%	42%	61%	45%	40%	41%

See footnote summary on page 40.

abfunds.com	AB VALUE FUND | 35

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Six Months Ended May 31, 2022 (unaudited)	Year Ended November 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 18.50	$ 14.90	$ 15.33	$ 15.40	$ 15.96	$ 14.31

Income From Investment Operations

Net investment income(a)(b)	.09	.21	.23	.24	.18	.19	†

Net realized and unrealized gain (loss) on investment transactions	.23	3.60	(.30)	.37	(.54)	1.65

Contributions from Affiliates	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.32	3.81	(.07)	.61	(.36)	1.84

Less: Dividends and Distributions

Dividends from net investment income	(.22)	(.21)	(.25)	(.19)	(.20)	(.19)

Distributions from net realized gain on investment transactions	(1.59)	– 0	–	(.11)	(.49)	– 0	–	– 0	–

Total dividends and distributions	(1.81)	(.21)	(.36)	(.68)	(.20)	(.19)

Net asset value, end of period	$ 17.01	$ 18.50	$ 14.90	$ 15.33	$ 15.40	$ 15.96

Total Return

Total investment return based on net asset value(c)*	1.57%	25.97%	(.47)%	4.43%	(2.31)%	13.02	%†

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$350,071	$364,323	$314,298	$320,680	$312,921	$342,437

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.70	%^	.70%	.74%	.74%	.72%	.73%

Expenses, before waivers/reimbursements	.70	%^	.70%	.74%	.74%	.72%	.73%

Net investment income(b)	1.09	%^	1.15%	1.68%	1.64%	1.15%	1.26	%†

Portfolio turnover rate	22%	42%	61%	45%	40%	41%

See footnote summary on page 40.

36 | AB VALUE FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Six Months Ended May 31, 2022 (unaudited)	Year Ended November 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 18.32	$ 14.71	$ 15.14	$ 15.20	$ 15.76	$ 14.14

Income From Investment Operations

Net investment income(a)(b)	.03	.08	.13	.13	.07	.09	†

Net realized and unrealized gain (loss) on investment transactions	.23	3.59	(.30)	.38	(.53)	1.62

Net increase (decrease) in net asset value from operations	.26	3.67	(.17)	.51	(.46)	1.71

Less: Dividends and Distributions

Dividends from net investment income	(.09)	(.06)	(.15)	(.08)	(.10)	(.09)

Distributions from net realized gain on investment transactions	(1.59)	– 0	–	(.11)	(.49)	– 0	–	– 0	–

Total dividends and distributions	(1.68)	(.06)	(.26)	(.57)	(.10)	(.09)

Net asset value, end of period	$ 16.90	$ 18.32	$ 14.71	$ 15.14	$ 15.20	$ 15.76

Total Return

Total investment return based on net asset value(c)*	1.23%	25.14%	(1.18)%	3.69%	(2.96)%	12.17	%†

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$319	$355	$320	$578	$847	$1,089

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.41	%^	1.41%	1.44%	1.44%	1.42%	1.41%

Expenses, before waivers/reimbursements	1.41	%^	1.41%	1.44%	1.44%	1.42%	1.41%

Net investment income(b)	.39	%^	.44%	1.00%	.90%	.43%	.59	%†

Portfolio turnover rate	22%	42%	61%	45%	40%	41%

See footnote summary on page 40.

abfunds.com	AB VALUE FUND | 37

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Six Months Ended May 31, 2022 (unaudited)	Year Ended November 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 18.09	$ 14.57	$ 15.01	$ 15.08	$ 15.63	$ 14.03

Income From Investment Operations

Net investment income(a)(b)	.06	.13	.17	.18	.12	.13	†

Net realized and unrealized gain (loss) on investment transactions	.22	3.54	(.30)	.37	(.53)	1.62

Net increase (decrease) in net asset value from operations	.28	3.67	(.13)	.55	(.41)	1.75

Less: Dividends and Distributions

Dividends from net investment income	(.15)	(.15)	(.20)	(.13)	(.14)	(.15)

Distributions from net realized gain on investment transactions	(1.59)	– 0	–	(.11)	(.49)	– 0	–	– 0	–

Total dividends and distributions	(1.74)	(.15)	(.31)	(.62)	(.14)	(.15)

Net asset value, end of period	$ 16.63	$ 18.09	$ 14.57	$ 15.01	$ 15.08	$ 15.63

Total Return

Total investment return based on net asset value(c)*	1.36%	25.51%	(.94)%	4.03%	(2.65)%	12.56	%†

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,761	$7,571	$6,248	$7,267	$8,380	$10,167

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.10	%^	1.11%	1.14%	1.13%	1.11%	1.11%

Expenses, before waivers/reimbursements	1.10	%^	1.11%	1.14%	1.13%	1.11%	1.12%

Net investment income(b)	.71	%^	.74%	1.28%	1.24%	.75%	.88	%†

Portfolio turnover rate	22%	42%	61%	45%	40%	41%

See footnote summary on page 40.

38 | AB VALUE FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Six Months Ended May 31, 2022 (unaudited)	Year Ended November 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 18.34	$ 14.77	$ 15.20	$ 15.27	$ 15.82	$ 14.20

Income From Investment Operations

Net investment income(a)(b)	.10	.21	.23	.24	.18	.19	†

Net realized and unrealized gain (loss) on investment transactions	.22	3.58	(.29)	.38	(.53)	1.63

Net increase (decrease) in net asset value from operations	.32	3.79	(.06)	.62	(.35)	1.82

Less: Dividends and Distributions

Dividends from net investment income	(.23)	(.22)	(.26)	(.20)	(.20)	(.20)

Distributions from net realized gain on investment transactions	(1.59)	– 0	–	(.11)	(.49)	– 0	–	– 0	–

Total dividends and distributions	(1.82)	(.22)	(.37)	(.69)	(.20)	(.20)

Net asset value, end of period	$ 16.84	$ 18.34	$ 14.77	$ 15.20	$ 15.27	$ 15.82

Total Return

Total investment return based on net asset value(c)*	1.61%	25.97%	(.44)%	4.42%	(2.16)%	12.96	%†

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,612	$1,785	$1,527	$1,613	$1,479	$3,048

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.67	%^	.68%	.71%	.70%	.68%	.68%

Expenses, before waivers/reimbursements	.67	%^	.68%	.71%	.70%	.68%	.69%

Net investment income(b)	1.11	%^	1.17%	1.72%	1.68%	1.17%	1.31	%†

Portfolio turnover rate	22%	42%	61%	45%	40%	41%

See footnote summary on page 40.

abfunds.com	AB VALUE FUND | 39

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Amount is less than $.005.

†	For the year ended November 30, 2017, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.002	.01%	.01%

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2019, November 30, 2018 and November 30, 2017 by .04%, .06% and .07%, respectively.

^	Annualized.

See notes to financial statements.

40 | AB VALUE FUND	abfunds.com

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

Cem Inal(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer	Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Value Senior Investment Management Team. Mr. Inal is the investment professional with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB VALUE FUND | 41

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended,

42 | AB VALUE FUND	abfunds.com

and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the Program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB VALUE FUND | 43

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Trust (the “Company”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of AB Value Fund (the “Fund”) at a meeting held in-person on May 3-5, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

44 | AB VALUE FUND	abfunds.com

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

abfunds.com	AB VALUE FUND | 45

expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

46 | AB VALUE FUND	abfunds.com

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The

abfunds.com	AB VALUE FUND | 47

directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

48 | AB VALUE FUND	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

abfunds.com	AB VALUE FUND | 49

NOTES

50 | AB VALUE FUND	abfunds.com

NOTES

abfunds.com	AB VALUE FUND | 51

NOTES

52 | AB VALUE FUND	abfunds.com

AB VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

VAL-0152-0522

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Trust

By:	/s/ Onur Erzan
Onur Erzan
President

Date: July 27, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date: July 27, 2022

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: July 27, 2022